MERRILL LYNCH
GLOBAL
ALLOCATION
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change. Please see the Fund's prospectus for a description of risks associated with global investments.



Merrill Lynch
Global Allocation
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MERRILL LYNCH GLOBAL ALLOCATION FUND, INC.


Summary of
Fund's Overall
Asset Mix
As of 10/31/00
                                                        Percent of Fund's Net Assets   Reference Portfolio
                                                          10/31/00       4/30/00           Percentages
North & South American Equities                             36.2%*         34.5%*              36.0%
European Equities                                           10.4            8.5                11.0
Pacific Basin Equities                                      14.8           15.2                13.0
Total Equities                                              61.4           58.2                60.0

US Dollar Denominated Fixed-Income Securities               21.4           23.5                24.0
    US Issuers                                              12.3           11.7                 --
    Non-US Issuers                                           9.1           11.8                 --
Non-US Dollar Denominated Fixed-Income Securities            9.0            5.0                16.0
Total Fixed-Income Securities                               30.4++         28.5++              40.0

Cash & Cash Equivalents                                      8.2           13.3                 --

*Includes value of Financial Futures Contracts.
++Includes Preferred Stock.

Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


Fiscal Year in Review
The Fund delivered solid returns to investors on both an absolute and relative basis for the 12-month period ended October 31, 2000. Merrill Lynch Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +10.20%, +9.05%, +9.07% and +9.86%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 5 - 7 of this report to shareholders.) The Fund's Reference Portfolio* had a +1.89% return for the same period. The Fund benefited from broad-based strength among its holdings, while our value-oriented investment approach generally proved successful. The Fund outperformed all four components of its benchmark unmanaged Reference Portfolio for the year ended October 31, 2000. The unmanaged Standard & Poor's (S&P) 500 Index had a total return of +6.09%; the unmanaged Financial Times/ S&P - Actuaries World Index (Ex-US) declined by 1.89%; the Merrill Lynch Treasury Index GA05 returned +6.57%; and the unmanaged Salomon Brothers World Government Bond Index (Ex-US) declined by 9.70%.

The reasons for the Fund's performance success during the fiscal year ended October 31, 2000 were broad-based and characterized mainly by the continuation of the Fund's historic commitment to resisting high equity valuation levels and seeking value in individual stocks. During the fiscal year, value-oriented investors enjoyed a strong resurgence after lagging growth stock investors in the previous two years. In this period, the Fund's US stock portfolio bore very little resemblance to the composition of the benchmark S&P 500 Index because the Fund had been unable to find value in the most expensive stocks that made up the majority of the Index's capitalization. Instead, we concentrated the Fund's US stock holdings in small- and mid-capitalization stocks, which significantly outperformed larger-capitalization issues. Also, the Fund was underweighted in technology stocks, which ultimately punished many of their holders.

The Fund's overall asset mix began the 12-month period conservatively positioned with 52.2% of net assets invested in equities, 34.9% in fixed-income securities, and 12.9% in cash and cash equivalents. On October 31, 1999, the Fund's weighting in the US (and Canadian) dollar was 72.5%, including both dollar-denominated assets and the portion of assets hedged back into dollars. On October 31, 2000, the Fund's equity allocation was closer to its benchmark weighting than it had been in years. At October 31, 2000, we had increased the Fund's equity weighting to 61.4% of net assets, with the Fund's US equity position representing 35.3% of net assets, an increase from 23.2% of net assets as of October 31, 1999. There has been a decrease in the Fund's asset allocation in fixed-income securities from 34.9% of net assets as of October 31, 1999 to 30.4% of net assets as of the fiscal year-end. Early in the year, we took profits in many of the Fund's fixed-income positions as emerging markets strengthened.


*The unmanaged benchmark index is a weighted index comprised of 36% of the unmanaged Standard & Poor's 500 Index, 24% Financial Times/Standard & Poor's - Actuaries World Index (Ex-US), 24% Merrill Lynch Treasury Index GA05, and 16% Salomon Brothers World Government Bond Index (Ex-US). Descriptions of these indexes can be found on page 7 of this report to shareholders in the "Recent Performance Results" section.


The Fund's cash reserves decreased to 8.2% of net assets over the 12-month period ended October 31, 2000. The Fund ended the period with an overall US (and Canadian) dollar exposure of 73.5% of the Fund's net assets, which is essentially unchanged from its weighting at October 31, 1999. Over the past few years, the Fund has been consistently overweighted in US dollars as compared to its benchmark Reference Portfolio. During the fiscal year, the Fund's exposure to the euro remained essentially unchanged, while its exposure to the yen decreased slightly.

The increase in the Fund's US stock portfolio from 23.2% of net assets as of October 31, 1999 to 3.29% of net assets as of October 31, 2000 can be attributed to the acquisition of a number of stocks in a relatively small group of attractively priced, out-of-favor sectors such as energy, real estate, utilities, insurance, and banks and thrifts that far out-performed the S&P 500 Index. Particularly strong individual contributors to performance included CONSOL Energy Inc.; Noble Drilling Corporation; Catellus Development Corporation; ACE Limited; Oxford Health Plans, Inc.; and QUALCOMM Incorporated.

The Fund's performance compared to its peers was positive. The average total return of the Lipper Global Flexible Funds for the 12 months ended October 31, 2000 was +8.85%.


Investment Environment
The six-month period began with global economic growth continuing on its positive trend, as evidenced by strong production data across the Group of Seven Industrialized Nations and rising employment figures. The US economy enjoyed exceptional strength and continued to exhibit a generally strong currency. Early in May, US unemployment statistics for April were released indicating the lowest unemployment rate since 1970. The US bond market fell in reaction to this data, and most growth and technology stocks also declined. Oil prices moved sharply higher, lending foundation to concerns about rising inflation. The continued growth of the US economy caused the US Federal Reserve Board to increase the Federal Funds rate by 50 basis points (0.50%) to 6.50% on May 16, 2000, the third interest rate increase in the year 2000 and the sixth increase of this tightening cycle. European economies also grew as unemployment in Europe continued its declining trend and the European Central Bank revised its prediction for growth this year upward to 3%. By the end of May, most world equity markets fell to their lowest levels in three months because of fears of economic overheating resulting from strong consumption and investment demand at a time of low unemployment.

Beginning in early June, with the Federal Reserve Board's interest rate increases behind them, US investors began to observe more benign inflation data. The economy appeared to be slowing as the US unemployment rate rose unexpectedly, fueling expectations that further interest rate increases would not be likely. Bond markets began a rally, which continued through the end of the period. A move back into growth stocks began, limiting the relative performance of value investors during the summer. Generally, world equity markets continued to improve through the end of August. An exception to this was Japan, where equity markets rose steadily in June and then fell back to its calendar-year lows by early August as investors became increasingly concerned about the possibility of an increase in interest rates by the Bank of Japan. The equity markets in Japan continued to decline through the end of October.

Another phenomenon during the summer of 2000 was the decoupling of telecommunications stocks from the general rally in technology. During this period of price weakness, we added several telecommunications names to the Fund's US equity portfolio including WorldCom, Inc., AT&T Corp., Verizon Communications and Comcast Corporation. A significant percentage of these new equity investments were made through a "buy and write" strategy wherein we acquired the stocks at near 52-week lows and wrote (sold) calls against part or all of the position. Option premiums were generally high. During this period, we also added some high-quality, euro-denominated fixed-income securities with fairly short maturities.

The relatively quiet and stable summer of this six-month period was followed by volatility in most world markets throughout September and October. In September, global equity markets reacted negatively to general concerns regarding slower profit growth. Also, crude oil prices reached 10-year highs in September and continued to touch levels above $35 per barrel through much of October. A number of companies began revising their revenue forecasts downward as US economic growth decelerated. Profit concerns continued throughout October as many companies released earnings below expectations. When Lucent Technologies and Intel Corporation failed to meet expectations, the technology, media and telecommunications ("TMT") sectors experienced sharp declines. By mid-October, Japan's Nikkei 225 stock index fell to a 19-month low as a result of particularly harsh earnings estimate downgrades for Japanese and Asian TMT companies. At the same time, US stocks had their biggest decline in six months as rising tensions in the Middle East further worried earnings-conscious investors.

News that third-quarter gross domestic growth had slowed to a rate of 2.7% was further confirmation of a decelerating US economy. (This figure was later revised to 2.4%.) US Treasury markets reacted positively to this news; however, credit markets overall deteriorated in response to a sharp rise in credit risk. Emerging market credit spreads were driven somewhat wider by renewed concerns over currency stability in both Latin America and Southeast Asia. The euro fell to record lows against the US dollar in mid-October. Overall, value stocks dramatically outperformed growth stocks, and the Fund's position in many traditional value-oriented companies contributed to its outperformance compared to both the benchmark index and its Lipper peer group.


Portfolio Matters
For the six-month period ended October 31, 2000, Merrill Lynch
Global Allocation Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of +4.23%, +3.69%, +3.77% and +4.11%, respectively, outperforming the Reference Portfolio's return of -1.33% for the same six-month period. The Fund's returns exceeded the return of each component of its Reference Portfolio for the period with the exception of the US Treasury bond component, which returned +6.05% for the same period.

With 61.4% of Merrill Lynch Global Allocation Fund, Inc.'s net assets invested in equities at October 31, 2000, the Fund is slightly overweighted compared to its Reference Portfolio weighting in equities (60%). The Fund was underweighted in fixed-income securities with 28.5% of the Fund invested in bonds worldwide as compared to its Reference Portfolio's weighting of 40%. During the six-month period ended October 31, 2000, we decreased the Fund's fixed-income weighting in US dollar-denominated bonds and increased its exposure to the US equity markets and non-dollar denominated bonds. (For a complete breakdown, see the "Summary of Fund's Overall Asset Mix" table on page 1 of this report to shareholders.)


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


Equity Investments
During the six-month period ended October 31, 2000, we increased the Fund's US stock position to 32.9% of net assets, while the European stock position increased to 10.4% of net assets, and the Pacific Basin equity weighting slightly decreased to 14.8% of net assets. Approximately 10.9% of the Fund's net assets were invested in convertible securities, a decrease from the 13% of net assets as of April 30, 2000. Convertible securities are classified as part of the Fund's fixed-income securities, although some of these securities tend to perform more like equity securities than fixed-income holdings.

The increase in the Fund's US stock portfolio from 30.5% of net assets as of April 30, 2000 to 32.9% of net assets as of October 31, 2000 can be largely attributed to its acquisition of a number of stocks in the financial and telecommunications sectors. We also purchased energy stocks at attractive prices and valuations even though the underlying commodity was near a 10-year high. During the period, we sold some technology holdings that had appreciated and added telecommunications stocks we previously described.


Fixed-Income Investments
During the six-month period, we increased the Fund's fixed-income holdings in high-quality euro-denominated fixed-income investments of sovereign and supranational issuers. Nevertheless, as a result of decreases in holdings in fixed-income securities of US and Pacific Basin issuers, fixed-income holdings as a percentage of net assets generally remained essentially unchanged at 30.4% of net assets. On October 31, 2000, the Fund's net weighting in the US dollar was about 73%, including both dollar-denominated assets and the portion of assets hedged back into dollars. The Fund's cash and cash equivalent position was lower at 8.2% of net assets by October 31, 2000.


In Conclusion
We thank you for your investment in Merrill Lynch Global Allocation Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Bryan N. Ison)
Bryan N. Ison
Senior Vice President and
Portfolio Manager



(Dennis Stattman)
Dennis Stattman
Vice President and
Portfolio Manager





December 7, 2000



PROXY RESULTS
During the six-month period ended October 31, 2000, Merrill Lynch
Global Allocation Fund, Inc.'s shareholders voted on the following proposals. The proposals were approved at a shareholders' meeting on July 25, 2000. The description of each proposal and number of shares voted are as follows:

                                                                       Shares Voted
                                                                           For
1.To elect the Fund's Board of Directors:    Terry K. Glenn            405,098,399
                                             Ronald W. Forbes          404,973,327
                                             Cynthia A. Montgomery     405,035,236
                                             Charles C. Reilly         404,918,015
                                             Kevin A. Ryan             405,029,647
                                             Roscoe S. Suddarth        405,033,497
                                             Richard R. West           405,051,625
                                             Arthur Zeikel             404,815,126
                                             Edward D. Zinbarg         404,942,054
                                                                        Shares Voted    Shares Voted   Shares Voted
                                                                            For           Against        Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Fund's
   independent auditors for the current fiscal year.                     391,884,687       4,499,091     19,265,922

3. To convert the Fund to "master/feeder" structure.                     361,492,260      20,418,104     33,739,335



PERFORMANCE DATA

About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such a waiver, the Fund's performance would have been lower.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


PERFORMANCE DATA (concluded)


Total Return
Based on a $10,000
Investment

A line graph depicting the growth of a $10,0000 investment in Merrill Lynch Global Allocation Fund, Inc. Class A and
Class B Shares* with the growth of the same investment in the Financial Times/Standard & Poor's--Actuaries World
Index++++. The beginning and ending values are:

                                     10/90         10/00

ML Global Allocation Fund
Class A Shares*                    $ 9,475        $35,703

ML Global Allocation Fund
Class B Shares*                    $10,000        $34,013

Financial Times/Standard & Poor's
--Actuaries World Index++++        $10,000        $33,309


A line graph depicting the growth of a $10,0000 investment in Merrill Lynch Global Allocation Fund, Inc. Class C and
Class D Shares* with the growth of the same investment in the Financial Times/Standard & Poor's--Actuaries World
Index++++. The beginning and ending values are:

                                     10/90         10/00

ML Global Allocation Fund
Class C Shares*                    $10,000        $19,642

ML Global Allocation Fund
Class D Shares*                    $ 9,475        $19,501

Financial Times/Standard & Poor's
--Actuaries World Index++++        $10,000        $21,920


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++ML Global Allocation Fund, Inc. invests in a portfolio of US and foreign issues, whose composition varies with respect to types of securities and markets in response to changing market and economic trends.
++++This unmanaged capitalization-weighted Index is comprised of 2,200 equities from 24 countries in 12 regions, including the United States.



Average Annual
Total Return


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class A Shares*

One Year Ended 9/30/00                    +12.50%        + 6.59%
Five Years Ended 9/30/00                  +12.91         +11.70
Ten Years Ended 9/30/00                   +14.72         +14.11

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.

                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class B Shares*

One Year Ended 9/30/00                    +11.37%        + 7.39%
Five Years Ended 9/30/00                  +11.77         +11.77
Ten Years Ended 9/30/00                   +13.55         +13.55

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**
Class C Shares*

One Year Ended 9/30/00                    +11.34%        +10.35%
Five Years Ended 9/30/00                  +11.77         +11.77
Inception (10/21/94) through 9/30/00      +12.27         +12.27

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**
Class D Shares*

One Year Ended 9/30/00                    +12.24%        + 6.34%
Five Years Ended 9/30/00                  +12.64         +11.43
Inception (10/21/94) through 9/30/00      +13.16         +12.14

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

Recent
Performance
Results
                                                                                             Ten Years/
                                                       6-Month            12-Month        Since Inception
As of October 31, 2000                               Total Return       Total Return        Total Return
ML Global Allocation Fund, Inc.--Class A Shares*         +4.23%            +10.20%            +276.84%
ML Global Allocation Fund, Inc.--Class B Shares*         +3.69             + 9.05             +240.10
ML Global Allocation Fund, Inc.--Class C Shares*         +3.77             + 9.07             + 96.42
ML Global Allocation Fund, Inc.--Class D Shares*         +4.11             + 9.86             +105.82
US Stocks: Standard & Poor's 500 Index**                 -1.03             + 6.09          +490.85/+242.76
Non-US Stocks: Financial Times/Standard & Poor's--
Actuaries World Index (Ex-US)***                         -7.99             - 1.89          +113.50/+51.52
US Bonds: ML Treasury Index GA05****                     +6.05             + 6.57           +95.25/+48.41
Non-US Bonds: Salomon Brothers World Government
Bond Index (Ex-US)*****                                  -3.05             - 9.70           +84.39/+19.24

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
***An unmanaged capitalization-weighted index comprised of 1,631 companies in 28 countries, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
****An unmanaged index designed to track the total return of the current coupon five-year US Treasury bond. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.
*****An unmanaged market capitalization-weighted index tracking ten government bond indexes, excluding the United States. Ten years/since inception total returns are for ten years and from 10/21/94, respectively.


Portfolio
Abbreviations

To simplify the currency denominations of Merrill Lynch Global
Allocation Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the currencies according to the list at right.

ARS    Argentinean Peso
CHF    Swiss Franc
DEM    German Deutschemark
EUR    Euro
FRF    French Franc
GBP    Great Britain Pound
JPY    Japanese Yen
NZD    New Zealand Dollar
SEK    Swedish Kroner
USD    United States Dollar

Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS                                                                               (in US dollars)
                                     Shares                                                                     Percent of
COUNTRY        Industries             Held              Common Stocks                   Cost           Value    Net Assets
Argentina      Banking               467,900   Banco Frances SA (ADR)++ (USD)     $    11,254,989   $    10,235,313    0.2%

                                               Total Common Stocks in Argentina        11,254,989        10,235,313    0.2

Australia      Foods               5,566,000   Goodman Fielder Limited                  5,875,419         3,605,377    0.1

               Insurance          13,791,044   HIH Insurance Limited                   21,830,645         2,179,688    0.0

               Metals & Mining    10,321,100   Normandy Mining Limited                  8,253,188         4,974,006    0.1
                                  25,900,927   Pasminco Limited (c)                    25,771,262        10,737,488    0.2
                                   8,265,000   WMC Limited                             27,620,232        31,586,557    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       61,644,682        47,298,051    0.8

               Multi-Industry      2,229,404   Lend Lease Corporation Limited          18,820,504        26,091,935    0.4
                                   2,300,000   Pacific Dunlop Limited                   5,753,464         1,835,464    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       24,573,968        27,927,399    0.4

               Resources           5,501,890   Broken Hill Proprietary Company
                                               Limited                                 55,300,906        53,315,185    0.8

               Steel               1,375,472   OneSteel Limited (c)                       558,595           655,748    0.0

                                               Total Common Stocks in Australia       169,784,215       134,981,448    2.1

Austria        Banking               203,400   Bank Austria AG                          6,298,337        10,990,617    0.2

                                               Total Common Stocks in Austria           6,298,337        10,990,617    0.2

Bermuda        Insurance           1,250,000   ACE Limited                             22,477,835        49,062,500    0.8
                                     285,000   XL Capital Ltd. (Class A)               12,824,126        21,909,375    0.3

                                               Total Common Stocks in Bermuda          35,301,961        70,971,875    1.1
Brazil         Forest Products         9,740   Aracruz Celulose SA (ADR)++ (USD)          140,163           146,100    0.0

               Oil--Integrated         5,210   Petroleo Brasileiro SA--Petrobras           98,037           150,963    0.0

               Telecommunications     32,491   Tele Norte Leste Participacoes
                                               SA (ADR)++ (USD)                           283,218           718,863    0.0
                                     276,000   Telecomunicacoes Brasileiras
                                               SA-Telebras (Preferred
                                               Block)(ADR)++ (USD)                     11,455,396        20,217,000    0.3
                                     159,496   Telefonica SA (ADR)++ (USD)(c)          10,078,183         9,240,800    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       21,816,797        30,176,663    0.5

                                               Total Common Stocks in Brazil           22,054,997        30,473,726    0.5

Canada         Beverages             611,100   Cott Corporation (USD)(c)                3,827,710         3,647,503    0.1

               Insurance              36,650   Industrial Alliance Life
                                               Insurance Company                          399,860           809,885    0.0

               Metals--Non-Ferrous   800,000   Inco Limited (USD)(c)                   15,029,476        12,350,000    0.2

               Real Estate         2,042,100   TrizecHahn Corporation                  32,529,807        30,503,869    0.5

               Retail Stores       1,365,500   Hudson's Bay Company                    13,640,358        12,069,829    0.1

               Telecommunications  1,165,200   Rogers Wireless Communications
                                               Inc. 'B' (b)(c)                         22,391,634        24,413,278    0.4
                                     681,300   Rogers Wireless Communications
                                               Inc. 'B' (USD)(b)(c)                    10,867,699        14,179,556    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       33,259,333        38,592,834    0.6

                                               Total Common Stocks in Canada           98,686,544        97,973,920    1.5

Denmark        Commercial Services    89,915   ISS A/S (c)                              5,753,198         5,529,387    0.1

                                               Total Common Stocks in Denmark           5,753,198         5,529,387    0.1

Finland        Paper & Forest      1,357,104   Metsa-Serla Oyj 'B'                     10,825,543         8,512,082    0.1
               Products              489,513   Stora Enso Oyj 'R'                       3,884,586         5,020,426    0.1
                                     215,856   UPM-Kymmene Oyj                          5,071,933         6,101,701    0.1

                                               Total Common Stocks in Finland          19,782,062        19,634,209    0.3

France         Automobiles            41,136   PSA Peugeot Citroen                      7,768,565         7,566,112    0.1
               Banking                91,472   Banque Nationale de Paris (BNP)          3,010,080         7,877,217    0.1
                                      95,000   Societe Generale 'A'                     2,439,315         5,386,922    0.1
                                                                                  ---------------   ---------------  ------
                                                                                        5,449,395        13,264,139    0.2

               Building &             49,513   Compagnie de Saint Gobain                6,101,903         6,542,689    0.1
               Construction

               Chemicals             201,310   Aventis SA                               9,930,228        14,503,580    0.2

               Diversified            53,691   Vivendi                                  5,122,620         3,854,569    0.1

               Leisure                18,019   Accor SA                                   747,979           728,518    0.0

               Metals--Steel         619,611   Usinor SA                                7,702,989         6,748,592    0.1

               Multi-Industry         10,085   Societe Eurafrance SA                    3,717,680         6,056,291    0.1

               Telecommunications    244,500   Alcatel (ADR)++ (USD)                    4,208,043        15,250,688    0.2
                                      46,671   France Telecom SA                        5,272,475         4,873,587    0.1
                                                                                  ---------------   ---------------  ------
                                                                                        9,480,518        20,124,275    0.3

                                               Total Common Stocks in France           56,021,877        79,388,765    1.2

Germany        Banking                63,313   Deutsche Bank AG (Registered Shares)     5,230,159         5,205,418    0.1
                                     103,474   HypoVereinsbank                          4,158,426         5,674,485    0.1
                                                                                  ---------------   ---------------  ------
                                                                                        9,388,585        10,879,903    0.2

               Capital Goods         192,719   Kloeckner-Werke AG                       1,392,608         3,691,679    0.1

               Chemicals             175,986   Bayer AG                                 7,166,432         7,622,369    0.1
                                      57,106   Henkel KGaA                              2,421,203         2,976,787    0.0
                                                                                  ---------------   ---------------  ------
                                                                                        9,587,635        10,599,156    0.1

               Multi-Industry        210,784   RWE AG                                   8,200,170         8,468,509    0.1
                                     463,772   Thyssen Krupp AG                        10,805,054         6,643,274    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       19,005,224        15,111,783    0.2

               Telecommunications    116,715   Deutsche Telekom AG
                                               (Registered Shares)                      5,719,356         4,357,762    0.1

               Utilities             274,001   Veba AG                                 15,857,196        13,911,371    0.2

                                               Total Common Stocks in Germany          60,950,604        58,551,654    0.9



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                     Shares                                                                     Percent of
COUNTRY        Industries             Held              Common Stocks                   Cost           Value    Net Assets
Hong Kong      Banking             1,133,659   HSBC Holdings PLC                  $     6,688,836   $    15,771,307    0.2%

               Multi-Industry      2,820,950   Hutchison Whampoa Limited               13,781,517        35,085,093    0.6

                                               Total Common Stocks in Hong Kong        20,470,353        50,856,400    0.8

Indonesia      Paper & Pulp        2,700,000   Asia Pacific Resources
                                               International Holdings
                                               Ltd. 'A' (c)                             7,030,787         3,543,750    0.1
                                     553,765   Asia Pulp & Paper Company
                                               Ltd. (ADR)++ (USD)(c)                    6,368,298           969,089    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       13,399,085         4,512,839    0.1

               Tobacco            17,332,000   PT Hanjaya Mandala Sampoerna Tbk        24,746,565        20,368,803    0.3

                                               Total Common Stocks in Indonesia        38,145,650        24,881,642    0.4

Ireland        Banking             1,153,482   Bank of Ireland                          7,338,003         8,706,341    0.1

                                               Total Common Stocks in Ireland           7,338,003         8,706,341    0.1

Israel         Telecommunications    550,000   ECI Telecom Limited
               & Equipment                     (US Registered Shares)(USD)             14,929,680        12,925,000    0.2

                                               Total Common Stocks in Israel           14,929,680        12,925,000    0.2

Italy          Banking             3,101,128   Banca Intesa SpA                        12,001,369        12,853,444    0.2

               Insurance             347,616   Assicurazioni Generali                  10,031,937        11,417,274    0.2

               Oil & Gas           1,740,449   ENI SpA                                 10,721,454         9,411,805    0.2
               Producers

               Telecommunications    345,374   Telecom Italia Mobile (TIM) SpA          2,835,123         2,933,245    0.0
                                   1,421,192   Telecom Italia SpA
                                               (Registered Shares)                      5,340,139         7,721,501    0.1
                                                                                  ---------------   ---------------  ------
                                                                                        8,175,262        10,654,746    0.1

                                               Total Common Stocks in Italy            40,930,022        44,337,269    0.7

Japan          Automobiles &       3,282,000   Suzuki Motor Corporation                30,510,247        35,167,506    0.5
               Equipment

               Banking               201,000   The Asahi Bank, Ltd.                       580,449           791,556    0.0

               Banking &           1,720,000   Shinko Securities Co., Ltd.              4,377,152         5,229,783    0.1
               Financial

               Beverages           1,500,000   Chukyo Coca-Cola Bottling
                                               Co., Ltd.                               15,603,941        12,377,507    0.2
                                     539,200   Coca-Cola West Japan Company
                                               Limited                                 12,213,714        18,370,034    0.3
                                     603,000   Hokkaido Coca-Cola Bottling
                                               Co., Ltd.                                8,131,905         4,970,235    0.1
                                     691,000   Kinki Coca-Cola Bottling
                                                Co., Ltd.                              10,472,103         7,277,681    0.1
                                   1,143,000   Mikuni Coca-Cola Bottling               15,815,229        12,551,122    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       62,236,892        55,546,579    0.9

               Capital Goods      12,900,000   Kawasaki Heavy Industries Ltd. (c)      35,297,925        13,350,124    0.2
                                   7,875,000   Mitsubishi Heavy Industries, Ltd.       44,268,610        30,579,723    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       79,566,535        43,929,847    0.7

               Electrical          1,157,000   Chudenko Corporation                    30,014,026        12,153,851    0.2
               Construction        3,018,000   Kinden Corporation                      33,535,540        19,790,164    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       63,549,566        31,944,015    0.5

               Electrical            103,000   Murata Manufacturing Co., Ltd.           3,081,369        12,319,626    0.2
               Equipment

               Electronics         1,299,000   Hitachi Ltd.                             9,381,584        13,919,132    0.2

               Financial           3,720,000   Daiwa Securities Group Inc.             13,118,782        41,189,486    0.6
               Services              927,000   Kokusai Securities Co., Ltd.             7,739,975         7,810,605    0.1
                                     835,000   The Nomura Securities Co., Ltd.         11,012,965        17,703,315    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       31,871,722        66,703,406    1.0

               Industrial             28,000   Miura Co., Ltd.                            466,635           376,188    0.0
               Insurance           1,814,000   The Chiyoda Fire & Marine
                                               Insurance Company, Limited               5,689,193         4,851,067    0.1
                                   7,366,000   The Dai-Tokyo Fire and Marine
                                               Insurance Co., Ltd.                     30,725,803        21,519,864    0.3
                                   1,179,000   The Dowa Fire & Marine
                                               Insurance Co., Ltd.                      3,063,032         2,807,400    0.0
                                   7,655,000   The Koa Fire & Marine
                                               Insurance Co., Ltd.                     31,355,822        28,323,290    0.4
                                   3,765,000   Mitsui Marine and Fire
                                               Insurance Company, Ltd.                 18,235,822        19,102,574    0.3
                                   6,111,000   The Nichido Fire & Marine
                                               Insurance Co., Ltd.                     31,455,545        31,565,198    0.5
                                   5,834,000   The Nippon Fire & Marine
                                               Insurance Co., Ltd.                     22,988,843        21,692,499    0.3
                                     999,000   The Nisshin Fire and Marine
                                               Insurance Company, Limited               2,688,731         2,104,314    0.0
                                  10,415,000   The Sumitomo Marine & Fire
                                               Insurance Co., Ltd.                     60,440,502        63,525,872    1.0
                                   2,804,000   The Tokio Marine & Fire
                                               Insurance Co. Ltd.                      29,620,271        30,970,089    0.5
                                   8,204,000   The Yasuda Fire & Marine
                                               Insurance Co. Ltd.                      39,745,679        42,301,053    0.6
                                                                                  ---------------   ---------------  ------
                                                                                      276,009,243       268,763,220    4.0

               Office Equipment      707,000   Canon, Inc.                              9,065,660        28,036,542    0.5

               Packaging &         1,103,000   Toyo Seikan Kaisha, Ltd.                25,118,395        18,688,067    0.3
               Containers

               Pharmaceuticals     1,261,000   Sankyo Company, Ltd.                    28,124,373        27,774,567    0.4
                                     384,000   Taisho Pharmaceutical Company, Ltd.      7,984,458        11,042,769    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       36,108,831        38,817,336    0.6

               Restaurants           647,000   Mos Food Service, Inc.                  12,121,005         5,913,600    0.1
                                     618,000   Ohsho Food Service                      10,180,663         5,659,859    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       22,301,668        11,573,459    0.2

               Retail Stores         460,000   Ito-Yokado Co., Ltd.                    21,319,319        20,769,301    0.3
                                     100,000   Sangetsu Co., Ltd.                       3,160,832         1,343,530    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       24,480,151        22,112,831    0.3

               Telecommunications        740   Nippon Telegraph & Telephone
                                               Corporation (NTT)                       11,492,964         6,729,737    0.1

                                               Total Common Stocks in Japan           690,199,063       660,648,830   10.1

Mexico         Foods                 700,000   Grupo Industrial Maseca
                                               SA de CV (ADR)++ (USD)                   7,969,925         2,187,500    0.0

                                               Total Common Stocks in Mexico            7,969,925         2,187,500    0.0



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                     Shares                                                                     Percent of
COUNTRY        Industries             Held              Common Stocks                   Cost           Value    Net Assets
Netherlands    Broadcasting &        131,730   Wolters Kluwer NV 'A'              $     2,915,057   $     2,961,073    0.0%
               Publishing

               Chemicals             311,668   Akzo Nobel NV                           10,457,914        14,172,710    0.2

               Electrical Equipment   78,351   Koninklijke (Royal)
                                               Philips Electronics NV                   2,750,030         3,075,461    0.1

               Human Resources       230,891   Vedior NV 'A'                            3,161,391         3,434,591    0.1

               Insurance             190,500   ING Groep NV                             5,893,141        13,065,974    0.2

               Multi-Industry         55,714   Hagemeyer NV                             1,249,133         1,315,166    0.0

               Oil                   207,413   Royal Dutch Petroleum Company           13,274,014        12,286,890    0.2

               Packaging             221,466   Buhrmann NV                              4,542,223         6,044,410    0.1

               Real Estate           186,600   Security Capital U.S.
                                               Realty (ADR)++ (USD)(c)                  2,639,680         3,918,600    0.1
                                   2,210,960   Security Capital U.S.
                                               Realty (USD)(c)                         37,890,837        46,209,064    0.7
                                                                                  ---------------   ---------------  ------
                                                                                       40,530,517        50,127,664    0.8

               Steel                 600,655   Ispat International NV
                                               (NY Registered Shares)(USD)              8,985,796         2,327,538    0.0

                                               Total Common Stocks in the
                                               Netherlands                             93,759,216       108,811,477    1.7

New Zealand    Natural Gas Suppliers 408,784   Natural Gas Corporation
                                               Holdings Limited                           262,807           238,502    0.0

                                               Total Common Stocks in New Zealand         262,807           238,502    0.0

Norway         Application            21,295   Hands ASA (c)                               69,196            66,858    0.0
               Development Software

               Computer Software     339,969   Merkantildata ASA                        3,859,744         1,601,058    0.0

                                               Total Common Stocks in Norway            3,928,940         1,667,916    0.0

Philippines    Multi-Industry      9,123,148   Ayala Corporation                        1,948,253         1,070,164    0.0

                                               Total Common Stocks in the
                                               Philippines                              1,948,253         1,070,164    0.0

Portugal       Banking             2,171,860   Banco Comercial Portugues, SA
                                               (BCP)(Registered Shares)                 6,370,736        10,842,716    0.2

               Electrical          1,594,152   Electricidade de Portugal, SA (EDP)      4,131,404         4,323,850    0.0
               Construction

                                               Total Common Stocks in Portugal         10,502,140        15,166,566    0.2

Russia         Telecommunications     47,330   Metromedia International
                                               (Warrants)(h)(USD)                               0             5,206    0.0
                                      47,330   Metromedia International
                                               (Warrants)(h)(USD)                         111,750             2,840    0.0
                                      11,880   Metromedia International
                                               (Warrants)(h)(USD)                          30,855               713    0.0

                                               Total Common Stocks in Russia              142,605             8,759    0.0

South Korea    Electronics               570   Samsung Electronics                         41,248            71,407    0.0

               Metals--Steel         525,000   Pohang Iron & Steel Company Ltd.        22,371,025        30,507,692    0.4
                                   1,450,000   Pohang Iron & Steel Company
                                               Ltd. (ADR)++ (USD)                      23,878,533        22,928,125    0.4
                                                                                  ---------------   ---------------  ------
                                                                                       46,249,558        53,435,817    0.8

               Telecommunications     18,840   SK Telecom Co. Ltd.                        805,981         4,016,440    0.1
                                     100,000   SK Telecom Co. Ltd.
                                               (ADR)++ (USD)(g)                           383,420         2,506,250    0.0
                                                                                  ---------------   ---------------  ------
                                                                                        1,189,401         6,522,690    0.1

                                               Total Common Stocks in South Korea      47,480,207        60,029,914    0.9

Spain          Banking               932,571   Banco Santander Central Hispano
                                               SA (ADR)++ (USD)                         9,558,854         9,500,567    0.1

               Petroleum--Domestic    15,503   Repsol-YPF, SA                             318,306           245,987    0.0

               Telecommunications    439,654   Telefonica SA (c)                        9,174,886         8,373,462    0.1

               Utilities--Electric   624,659   Endesa SA                               12,058,015        10,165,651    0.2

                                               Total Common Stocks in Spain            31,110,061        28,285,667    0.4

Sweden         Appliances            566,447   Electrolux AB 'B'                        7,706,999         7,122,986    0.1

               Banking               627,330   Skandinaviska Enskilda
                                               Banken (SEB) 'A'                         6,854,601         7,387,719    0.1

               Engineering &         100,655   SKF AB 'B'                               1,463,836         1,491,743    0.0
               Construction

               Metals--Steel         866,592   Avesta Sheffield AB                      7,299,931         2,577,288    0.1

               Multi-Industry        192,784   Svedala Industri AB                      2,531,671         2,866,748    0.0

                                               Total Common Stocks in Sweden           25,857,038        21,446,484    0.3

Switzerland    Insurance              19,959   Zurich Financial Services AG             9,960,380         9,657,019    0.1

               Pharmaceuticals         1,181   Roche Holding AG (Genuss)               11,366,008        10,784,728    0.2

                                               Total Common Stocks in Switzerland      21,326,388        20,441,747    0.3

United         Aerospace           1,973,375   Rolls-Royce PLC                          6,081,130         5,129,313    0.1
Kingdom
               Banking               519,431   Barclays PLC                            11,105,651        14,874,121    0.2
                                     675,744   HSBC Holdings PLC                        7,693,089         9,635,854    0.1
                                   1,417,053   Lloyds TSB Group PLC                    15,587,089        14,445,073    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       34,385,829        38,955,048    0.5

               Building &          1,449,004   Hanson PLC                               7,623,640         7,648,399    0.1
               Construction          325,351   Jarvis PLC                               3,797,606           890,554    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       11,421,246         8,538,953    0.1

               Consumer Products   4,179,009   Unilever PLC                            23,016,353        28,293,630    0.4

               Energy              1,996,536   British Energy PLC                       7,252,062         5,218,506    0.1

               Financial Services    735,435   Abbey National PLC                      10,141,330        10,155,968    0.2
                                     920,035   Alliance & Leicester PLC                 9,287,439         7,868,939    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       19,428,769        18,024,907    0.3

               Food & Beverage       523,871   Allied Domecq PLC                        2,178,364         2,710,040    0.0
                                     993,654   Bass PLC                                13,207,988         9,732,259    0.2
                                     874,225   Diageo PLC                               5,621,783         8,257,851    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       21,008,135        20,700,150    0.3

               Food                1,554,999   J Sainsbury PLC                          7,987,444         8,744,159    0.1
               Merchandising

               Foods/Food          1,247,167   Cadbury Schweppes PLC                    7,352,771         7,714,908    0.1
               Processing

               Holding Companies   3,908,221   Invensys PLC                             8,475,249         9,335,585    0.1

               Insurance             848,967   CGU PLC                                 11,732,006        11,366,278    0.2
                                     503,226   Prudential Corporation PLC               6,797,165         6,773,909    0.1
                                     602,063   Royal & Sun Alliance Insurance
                                               Group PLC                                4,901,101         4,288,224    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       23,430,272        22,428,411    0.4

               Manufacturing       1,179,776   Williams PLC                             6,215,540         5,653,404    0.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                     Shares                                                                     Percent of
COUNTRY        Industries             Held              Common Stocks                   Cost           Value    Net Assets
United         Merchandising       1,017,398   Boots Company PLC                  $     7,833,909   $     8,125,500    0.1%
Kingdom
(concluded)    Oil--Related        2,046,720   BP Amoco PLC                            14,254,737        17,371,586    0.3

               Restaurants &
               Food Service        1,284,594   Whitbread PLC                           11,383,771         9,466,697    0.1

               Retail--Food          627,465   Kingfisher PLC                           4,825,541         3,753,905    0.1
                                     658,088   Safeway PLC                              3,668,078         2,737,821    0.0
                                                                                  ---------------   ---------------  ------
                                                                                        8,493,619         6,491,726    0.1

               Retail Stores         301,675   Signet Group PLC (ADR)++ (USD)             461,861         7,391,038    0.1

               Telecommunications    827,744   British Telecommunications PLC          12,049,990         9,711,894    0.2
                                     244,895   Cable & Wireless PLC                     3,977,087         3,467,217    0.1
                                   6,605,713   Vodafone AirTouch PLC                   29,551,818        27,505,507    0.4
                                                                                  ---------------   ---------------  ------
                                                                                       45,578,895        40,684,618    0.7

                                               Total Common Stocks in the
                                               United Kingdom                         264,061,592       268,268,139    4.0

United         Banking               315,000   Charter One Financial, Inc.              5,264,771         7,225,313    0.1
States                               516,200   East West Bancorp, Inc.                  5,162,000         9,711,013    0.2
                                   2,881,133   Golden State Bancorp Inc.               28,216,747        75,269,600    1.2
                                   3,710,433   Golden State Bancorp Inc.
                                               "Litigation Tracking" (Warrants)(h)      6,126,457         4,869,943    0.1
                                   1,170,000   KeyCorp                                 17,184,961        28,884,375    0.4
                                     360,000   Mellon Financial Corporation             3,215,775        17,370,000    0.3
                                     634,000   National City Corporation               13,603,115        13,551,750    0.2
                                     757,200   Riggs National Corporation               8,498,851         8,471,175    0.1
                                     800,000   Santander BanCorp                       12,583,683        12,200,000    0.2
                                     200,000   U.S. Bancorp                             4,159,795         4,837,500    0.1
                                                                                  ---------------   ---------------  ------
                                                                                      104,016,155       182,390,669    2.9

               Business Data       1,797,600   Information Resources, Inc. (b)(c)      17,180,740         9,381,225    0.1
               Services

               Chemicals             250,000   IMC Global Inc.                          3,304,416         3,234,375    0.1

               Coal                1,262,300   CONSOL Energy Inc.                      12,375,016        21,380,206    0.3

               Commercial            380,000   Billing Concepts Corp. (c)               3,610,000         1,128,125    0.0
               Services            1,400,000   Cendant Corporation (c)                 16,721,730        16,800,000    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       20,331,730        17,928,125    0.3

               Computer Services     900,000   Computer Associates
                                               International, Inc.                     26,572,600        28,687,500    0.4
                                     300,000   Electronic Data Systems Corporation     12,121,500        14,081,250    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       38,694,100        42,768,750    0.6

               Computer Software   1,200,000   Hyperion Solutions Corporation (c)      15,858,222        16,650,000    0.3
                                   1,506,000   Inprise Corporation (c)                 18,692,609         9,600,750    0.1
                                     100,000   MIPS Technologies, Inc. (Class B)(c)     4,481,364         3,518,750    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       39,032,195        29,769,500    0.5

               Computers &           552,700   Compaq Computer Corporation             14,880,547        16,807,607    0.3
               Technology          1,314,900   Silicon Graphics, Inc. (c)               7,031,794         5,917,050    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       21,912,341        22,724,657    0.4

               Data Storage        1,423,200   Imation Corp. (c)                       29,086,949        28,197,150    0.4

               Electronics         1,000,000   Advanced Micro Devices, Inc. (c)        28,884,215        22,625,000    0.3
                                     399,000   Agilent Technologies, Inc. (c)          16,138,553        18,478,688    0.3
                                     276,000   Benchmark Electronics, Inc. (c)          3,763,927        11,109,000    0.2
                                   1,800,000   Checkpoint Systems, Inc. (b)(c)         18,823,936        14,287,500    0.2
                                     750,000   Electronics for Imaging, Inc. (c)       15,998,337        11,578,125    0.2
                                   1,900,000   Iomega Corporation (c)                   9,089,303         9,329,000    0.1
                                     750,000   Komag, Incorporated (c)                 12,619,584         1,359,375    0.0
                                                                                  ---------------   ---------------  ------
                                                                                      105,317,855        88,766,688    1.3

               Energy &              100,000   Anadarko Petroleum Corporation           3,085,337         6,405,000    0.1
               Petroleum           1,800,000   Arch Coal, Inc.                         22,039,335        19,575,000    0.3
                                     216,000   Chevron Corporation                     15,939,092        17,739,000    0.3
                                   1,401,800   Key Energy Services, Inc. (c)            5,138,523        12,616,200    0.2
                                     700,000   Noble Affiliates, Inc.                  24,498,165        25,681,250    0.4
                                   1,700,000   Occidental Petroleum Corporation        30,663,713        33,787,500    0.5
                                     423,000   Ocean Energy Inc. (c)                    5,329,530         5,869,125    0.1
                                     900,000   Rowan Companies, Inc. (c)               12,552,160        22,668,750    0.3
                                     450,000   Tom Brown, Inc. (c)                      7,847,801        10,293,750    0.2
                                   1,400,000   USX-Marathon Group                      30,755,073        38,062,500    0.6
                                     952,850   Unocal Corporation                      26,479,248        32,516,006    0.5
                                                                                  ---------------   ---------------  ------
                                                                                      184,327,977       225,214,081    3.5

               Financial Services    700,000   MetLife, Inc.                            9,975,000        19,337,500    0.3

               Food Merchandising    322,500   Albertson's, Inc.                        6,980,295         7,639,219    0.1

               Foods               2,934,700   Tyson Foods, Inc. (Class A)             34,281,093        32,831,956    0.5

               Forest Products       648,400   Deltic Timber Corporation (b)           16,395,497        12,603,275    0.2

               Healthcare            575,000   Aetna Inc.                              32,407,847        33,242,188    0.5
               Services            7,045,600   Beverly Enterprises, Inc. (b)(c)        29,887,540        35,228,000    0.5
                                      46,100   Humana Inc. (c)                            331,229           558,963    0.0
                                     626,200   Oxford Health Plans, Inc. (c)            8,254,078        21,095,113    0.3
                                     553,600   Sierra Health Services, Inc. (c)         7,658,188         3,010,200    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       78,538,882        93,134,464    1.3

               Household Products    100,000   The Procter & Gamble Company             5,515,500         7,143,750    0.1

               Information           900,000   Unisys Corporation (c)                   9,897,760        11,475,000    0.2
               Processing

               Insurance             629,900   The Allstate Corporation                13,068,007        25,353,475    0.4
                                       1,968   American International Group, Inc.         120,464           192,864    0.0
                                   1,496,400   Arch Capital Group Ltd. (b)(c)          25,445,356        23,381,250    0.4
                                   1,250,000   Horace Mann Educators Corporation       17,307,417        21,015,625    0.3
                                   1,100,000   John Hancock Financial
                                               Services, Inc. (c)                      18,366,010        34,787,500    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       74,307,254       104,730,714    1.6

               Machinery             500,000   Chicago Bridge & Iron Company NV
                                               (NY Registered Shares)                   8,322,525         7,906,250    0.1
                                     530,000   Flowserve Corporation                   13,144,284        10,666,250    0.2
                                     350,000   Ingersoll-Rand Company                  12,219,626        13,212,500    0.2
                                   1,600,000   McDermott International, Inc.           12,419,752        15,500,000    0.2
                                     726,800   Parker-Hannifin Corporation             24,752,720        30,071,350    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       70,858,907        77,356,350    1.2




Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                     Shares                                                                     Percent of
COUNTRY        Industries             Held              Common Stocks                   Cost           Value    Net Assets
United         Manufacturing         300,000   Pentair, Inc.                      $     7,696,899   $     8,943,750    0.1%
States
(continued)    Medical Equipment     254,400   Packard BioScience Company (c)           2,289,600         4,181,700    0.1

               Metals & Mining       360,000   Alcoa Inc.                               5,176,249        10,327,500    0.2
                                   1,723,400   Battle Mountain Gold Company (c)         9,518,246         2,369,675    0.0
                                     667,400   Commonwealth Industries, Inc.            8,936,918         3,754,125    0.1
                                   1,300,000   Newmont Mining Corporation              36,292,452        17,631,250    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       59,923,865        34,082,550    0.6

               Metals--Steel         700,000   Nucor Corporation                       28,318,902        24,281,250    0.4
                                   2,442,500   Rouge Industries, Inc. (Class A)        38,015,300         5,190,313    0.1
                                     625,500   The Timken Company                      10,253,813         8,796,094    0.1
                                   1,750,000   Worthington Industries, Inc.            20,114,016        16,734,375    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       96,702,031        55,002,032    0.9

               Multi-Industry        302,875   Honeywell International Inc.            10,741,726        16,298,461    0.3
                                     400,000   Pall Corporation                         8,136,891         8,625,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       18,878,617        24,923,461    0.4

               Office Equipment      900,000   Xerox Corporation                       18,740,140         7,593,750    0.1

               Oil & Gas             475,000   EOG Resources, Inc.                     12,931,138        18,703,125    0.3
               Producers

               Oil--Integrated       150,000   Amerada Hess Corporation                 9,872,249         9,300,000    0.1
                                      92,400   Texaco Inc.                              5,402,369         5,457,375    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       15,274,618        14,757,375    0.2

               Oil Services          600,000   Diamond Offshore Drilling, Inc.         17,133,401        20,737,500    0.3
                                   1,100,000   Input/Output, Inc. (c)                   8,747,796         9,281,250    0.1
                                      50,000   Kerr-McGee Corporation                   3,316,000         3,265,625    0.1
                                     150,000   Noble Drilling Corporation (c)             796,875         6,234,375    0.1
                                     300,000   Tidewater Inc.                          10,892,460        13,856,250    0.2
                                     150,000   Veritas DGC Inc. (c)                     2,017,155         4,500,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       42,903,687        57,875,000    0.9

               Packaging &         2,200,000   Crown Cork & Seal Company, Inc.         35,777,442        20,075,000    0.3
               Containers            200,000   Sonoco Products Company                  3,410,000         3,862,500    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       39,187,442        23,937,500    0.4

               Paper               1,600,000   Louisiana-Pacific Corporation           20,503,341        13,600,000    0.2
                                   1,300,000   Packaging Corp. of America (c)          14,967,516        19,093,750    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       35,470,857        32,693,750    0.5

               Paper & Forest        750,000   Boise Cascade Corporation               21,201,347        21,515,625    0.3
               Products              600,000   Bowater Incorporated                    27,475,052        32,475,000    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       48,676,399        53,990,625    0.8

               Petroleum             225,500   Devon Energy Corporation                 5,351,822        11,365,200    0.2
                                      92,100   Murphy Oil Corporation                   5,204,000         5,336,044    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       10,555,822        16,701,244    0.3

               Real Estate            15,200   Security Capital Group
                                               Incorporated (Class A)(b)(c)             9,443,000        13,680,000    0.2
                                   2,700,000   Security Capital Group
                                               Incorporated (Class B)(b)(c)            51,076,767        51,468,750    0.8
                                     400,000   The St. Joe Company                      5,837,815         8,075,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       66,357,582        73,223,750    1.1

               Real Estate         1,598,300   AMB Property Corporation                34,744,536        37,560,050    0.6
               Investment

               Trusts              1,972,900   Anthracite Capital, Inc. (b)            29,662,250        14,550,137    0.2
                                     250,000   CarrAmerica Realty Corporation           5,332,260         7,390,625    0.1
                                   2,200,000   Catellus Development Corporation (c)    18,681,432        40,012,500    0.6
                                     550,000   Equity Office Properties Trust          13,346,703        16,568,750    0.3
                                     200,000   Equity Residential Properties Trust      8,022,760         9,412,500    0.1
                                     500,000   Federal Realty Investment Trust         10,072,500         9,625,000    0.1
                                  10,502,500   Meditrust Companies (b)                102,146,585        28,881,875    0.4
                                   1,524,400   Nationwide Health Properties, Inc.      29,805,322        22,770,725    0.3
                                     500,000   Simon Property Group, Inc.              12,036,530        11,156,250    0.2
                                     900,000   United Dominion Realty Trust, Inc.      10,018,651         9,450,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                      273,869,529       207,378,412    3.0

               Retail Stores       1,400,000   Office Depot, Inc. (c)                  10,058,728        11,637,500    0.2
                                     700,000   Toys 'R' Us, Inc. (c)                   15,851,134        12,031,250    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       25,909,862        23,668,750    0.4

               Semiconductors        569,000   Lattice Semiconductor
                                               Corporation (c)                         12,754,461        16,643,250    0.3
                                     343,500   National Semiconductor
                                               Corporation (c)                          8,103,440         8,931,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       20,857,901        25,574,250    0.4

               Telecommunications    350,000   AT&T Corp.                              12,348,000         8,115,625    0.1
                                     118,922   Beneficial Interest in the
                                               Liquidating Trust of Geotek
                                               Communications, Inc. (Units)(i)                  0         1,783,830    0.0
                                     300,000   Comcast Corporation (Class A)(c)        10,058,338        12,206,250    0.2
                                   2,770,200   General Communication, Inc.
                                               (Class A)(b)(c)                         18,631,175        21,555,619    0.3
                                   2,024,000   Metromedia International
                                               Group, Inc. (c)                         14,719,813         7,529,280    0.1
                                     225,000   QUALCOMM Incorporated (c)                6,026,531        14,653,125    0.2
                                   1,100,000   RCN Corporation (c)                     19,803,817        19,456,250    0.3
                                     100,000   Sprint Corporation                       3,515,500         2,550,000    0.0
                                     400,000   Verizon Communications                  16,451,785        23,125,000    0.4
                                   1,400,000   WorldCom, Inc. (c)                      49,755,859        33,162,500    0.5
                                                                                  ---------------   ---------------  ------
                                                                                      151,310,818       144,137,479    2.1

               Telecommunications    650,000   ALLTEL Corporation                      33,734,400        41,884,375    0.6
               & Equipment

               Textiles            4,820,700   Burlington Industries, Inc. (b)(c)      43,222,014         6,025,875    0.1
                                     858,000   Unifi, Inc. (c)                          8,878,511         7,453,875    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       52,100,525        13,479,750    0.2

               Tires & Rubber        650,000   The Goodyear Tire & Rubber Company      13,269,650        12,025,000    0.2

               Tobacco             3,100,000   DIMON Incorporated (b)                  32,623,172         9,493,750    0.1

               Transportation      1,700,000   Airborne Freight Corporation            31,017,879        17,212,500    0.3
                                      92,413   Florida East Coast Industries,
                                               Inc. (Class B)(c)                        2,942,158         3,147,818    0.1
                                     563,200   J.B. Hunt Transport Services, Inc.       7,495,695         7,356,800    0.1
                                     650,000   Union Pacific Corporation               26,558,596        30,468,750    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       68,014,328        58,185,868    1.0


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                                     Shares                                                                     Percent of
COUNTRY        Industries             Held              Common Stocks                   Cost           Value    Net Assets
United         Utilities--           600,000   Edison International               $     9,827,180  $     14,325,000    0.2%
States         Electric            2,280,000   El Paso Electric Company (c)            11,970,000        27,337,200    0.4
(concluded)                        1,000,000   Entergy Corporation                     24,853,913        38,312,500    0.6
                                     235,200   Exelon Corporation                       6,113,806        14,141,400    0.2
                                     540,000   TXU Corp.                               16,209,433        20,013,750    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       68,974,332       114,129,850    1.7

               Utilities--         1,410,000   Niagara Mohawk Holdings Inc. (c)        22,129,837        22,560,000    0.3
               Electric & Gas

               Waste Management      900,000   Waste Management, Inc.                  14,064,146        18,000,000    0.3

                                               Total Common Stocks in the
                                               United States                        2,134,776,859     2,155,134,750   32.9

                                               Total Investments in
                                               Common Stocks                        3,941,027,586     4,003,843,981   61.1

                                               Equity Closed-End Funds

Austria        Financial Services    320,000   The Austria Fund (USD)                   2,642,432         2,680,000    0.0

                                               Total Equity Closed-End
                                               Funds in Austria                         2,642,432         2,680,000    0.0

Indonesia      Financial Services     25,600   Jakarta Growth Fund (USD)(c)               158,080            30,400    0.0

                                               Total Equity Closed-End Funds
                                               in Indonesia                               158,080            30,400    0.0

Ireland        Financial Services    150,000   Irish Investment Fund (USD)              1,086,041         2,278,125    0.0

                                               Total Equity Closed-End Funds
                                               in Ireland                               1,086,041         2,278,125    0.0

South Korea    Financial Services     81,262   Fidelity Advisor Korea Fund (USD)(c)       708,885           584,274    0.0
                                     200,000   Korea Equity Fund (USD)(c)               1,369,598           525,000    0.0
                                   1,400,528   Korea Fund (USD)(c)                     19,847,163        15,419,813    0.3
                                     200,000   Korean Investment Fund (USD)(c)          1,561,000           925,000    0.0

                                               Total Equity Closed-End Funds in
                                               South Korea                             23,486,646        17,454,087    0.3

                                               Total Investments in
                                               Equity Closed-End Funds                 27,373,199        22,442,612    0.3

                                               Preferred Stocks

Australia      Banking & Financial   307,600   National Australia Bank (7.875%
                                               Convertible)(USD)                        7,685,166         7,747,675    0.1

                                               Total Preferred Stocks in Australia      7,685,166         7,747,675    0.1

Cayman         Finance         3,804,000,000   TB Finance (Cayman) Ltd.
Islands                                        (2.75% Convertible)(JPY)                26,440,211        29,743,246    0.5

                                               Total Preferred Stocks in the
                                               Cayman Islands                          26,440,211        29,743,246    0.5

Germany        Chemicals              93,661   Henkel KGaA                              4,594,420         5,612,665    0.1

                                               Total Preferred Stocks in Germany        4,594,420         5,612,665    0.1

Portugal       Banking               181,400   BCP International Bank
                                               (8% Convertible)(USD)                   13,480,528        17,233,000    0.3

                                               Total Preferred Stocks in Portugal      13,480,528        17,233,000    0.3

United         Cable Television    1,000,000   Diva Systems Corp.
States                                         (Convertible, Series C)(e)               8,410,000         9,000,000    0.1
                                   1,000,000   Diva Systems Corp.
                                               (Convertible, Series D)(g)              11,440,000         9,000,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       19,850,000        18,000,000    0.2

               Chemicals           4,260,000   Hercules Trust II (6.50%
                                               Convertible)                             2,482,480         2,552,805    0.0

               Metals & Mining                 Freeport-McMoRan Copper & Gold Inc.:
                                     219,000      (3.50% Convertible-Gold, Series B)    7,703,330         3,887,250    0.1
                                     348,700      (7% Convertible, Series A)            7,918,834         3,835,700    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       15,622,164         7,722,950    0.2

               Real Estate           476,800   Apartment Investment &
               Investment Trusts               Management Co. (9.375%, Series G)       11,751,900         9,953,200    0.2
                                      97,300   CarrAmerica Realty Corporation
                                               (8.55%, Series C)                        2,398,445         2,025,056    0.0
                                     400,000   Crown American Realty Trust
                                               (11%, Series A)                         17,800,000        15,300,000    0.2
                                     139,200   First Union Real Estate
                                               (8.40% Convertible, Series A)            3,480,000         2,844,900    0.1
                                   1,000,000   First Washington Realty Trust,
                                                Inc. (9.75%, Series A)                 25,000,000        32,250,000    0.5
                                     350,000   National Health Investors,
                                               Inc. (8.50% Convertible)                 8,750,000         4,746,875    0.1
                                     717,500   Prime Retail, Inc. (10.50%)             16,366,161         3,094,219    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       85,546,506        70,214,250    1.1

               Transportation         40,000   Union Pacific Capital Trust
                                               (6.25% Convertible)                      1,793,600         1,735,000    0.0

                                               Total Preferred Stocks in the
                                               United States                          125,294,750       100,225,005    1.5

                                               Total Investments in
                                               Preferred Stocks                       177,495,075       160,561,591    2.5
                       Currency       Face
                     Denomination   Amount           Fixed-Income Securities
Argentina      Banking      USD   24,250,000   Banco Rio de la Plata, 8.75% due
                                               12/15/2003                              18,137,700        23,522,500    0.3

               Food/Dairy   USD   23,500,000   Mastellone Hermanos SA, 11.75%
               Products                        due 4/01/2008                           23,687,500        15,745,000    0.2

               Government                      City of Buenos Aires:
               Obligations  ARS   12,500,000      10.50% due 5/28/2004                 10,712,793        10,377,075    0.2
                            USD    3,700,000      11.25% due 4/11/2007 (g)              3,672,250         3,268,062    0.1
                            USD    6,760,800   Republic of Argentina, 6.812%
                                               due 3/31/2005 (a)(f)(j)                  4,316,457         5,907,249    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       18,701,500        19,552,386    0.4

                                               Total Fixed-Income Securities
                                               in Argentina                            60,526,700        58,819,886    0.9

Brazil         Banking                         Banco Nacional de Desenvolvimiento
                                               Economico e Social:
                            USD    7,500,000      9% due 9/24/2007                      6,675,000         6,600,000    0.1
                            USD   11,040,000      12.193% due 6/16/2008 (a)             6,822,000        10,191,278    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       13,497,000        16,791,278    0.3

               Construction USD    6,350,000   Camargo Correa, 8.75% due 7/22/2005      5,392,125         6,264,612    0.1

               Government                      Republic of Brazil (j):
               Obligations  USD   31,939,000      11% due 8/17/2040                    25,718,604        24,513,182    0.4
                            USD   10,000,000      Par Z, 6% due 4/15/2024 (a)           6,100,000         6,550,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       31,818,604        31,063,182    0.5

               Tele-        USD   13,000,000   Globo Comunicacoes e Participacoes,
               communications                  Ltd., 10.625% due 12/05/2008 (g)        12,954,500        10,790,000    0.2

               Utilities    USD   32,250,000   Espirito Santo-Escelsa, 10% due
                                               7/15/2007                               31,726,875        25,155,000    0.3

                                               Total Fixed-Income Securities
                                               in Brazil                               95,389,104        90,064,072    1.4




Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                          Currency     Shares                                                                   Percent of
COUNTRY        Industries Denomination  Held       Fixed-Income Securities              Cost           Value    Net Assets
Chile          Utilities--  USD   10,000,000   Edelnor, 7.75% due 3/15/2006       $     5,500,000   $     2,700,000    0.0%
               Electric                        Empresa Electricidad del Norte:
                            USD   28,500,000      10.50% due 6/15/2005 (g)             28,625,000         8,550,000    0.1
                            USD   15,800,000      10.50% due 6/15/2005
                                                  (Regulation S)                       11,354,750         4,740,000    0.1

                                               Total Fixed-Income Securities
                                               in Chile                                45,479,750        15,990,000    0.2

France         Banking      FRF   15,250,000   Baden Wurtt L-Finance, 6%
                                               due 5/10/2002                            2,130,192         1,983,044    0.0

               Real Estate  EUR   19,879,352   Societe Fonciere Lyonnaise SA,
                                               4% due 10/31/2004
                                               (Convertible Bonds)                     22,381,675        17,269,852    0.3

                                               Total Fixed-Income Securities
                                               in France                               24,511,867        19,252,896    0.3

Germany        Banking                         Rheinische Hypothekenbank:
                            EUR   16,000,000      4.25% due 3/22/2001                  14,330,909        13,506,933    0.2
                            EUR   40,000,000      5.50% due 5/02/2002                  36,362,906        33,967,265    0.5
                                                                                  ---------------   ---------------  ------
                                                                                       50,693,815        47,474,198    0.7

               Finance--    DEM   42,300,000   Helaba International Finance
               Other                           PLC, 5.75% due 11/30/2001               20,222,125        18,370,042    0.3

               Government   DEM   10,900,000   City of Vienna, 5.125% due 2/15/2002     5,148,528         4,708,776    0.1
               Obligations  EUR   47,000,000   Deutsche Bundesbahn, 8.50%
                                               due 7/02/2001                           43,529,182        40,589,087    0.6
                                               Deutsche Bundespost:
                            EUR   16,600,000      5.75% due 4/02/2001                  15,200,008        14,080,403    0.2
                            EUR   26,500,000      8.375% due 6/01/2001                 25,116,836        22,842,682    0.4
                            DEM   17,000,000   Fannie Mae, 5% due 2/16/2001             7,857,715         7,360,650    0.1
                            EUR  152,000,000   KFW International Finance,
                                               3.125% due 7/16/2001                   146,595,180       126,817,898    1.9
                                                                                  ---------------   ---------------  ------
                                                                                      243,447,449       216,399,496    3.3

               Supra-       EUR   10,000,000   Council of Europe, 9% due
               national                        11/14/2001                               9,526,474         8,786,434    0.1
                                               International Bank Reconstruction
                                               and Development:
                            DEM    7,000,000      4.625% due 12/18/2001                 3,298,318         3,007,246    0.1
                            DEM    5,600,000      4.75% due 4/29/2002                   2,661,109         2,404,612    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       15,485,901        14,198,292    0.2

                                               Total Fixed-Income Securities
                                               in Germany                             329,849,290       296,442,028    4.5

Hong Kong      Financial    USD   11,350,000   Hutchison Delta Finance, 7% due
               Services                        11/25/2001 (Convertible Bonds)          11,804,000        13,449,750    0.2

               Multi-       USD    7,230,000   First Pacific Capital Corp.,
               Industry                        2% due 3/27/2002
                                               (Convertible Bonds)                      7,175,387         8,061,450    0.1
                                               Hutchison Whampoa Limited:
                            USD   49,250,000      7.45% due 8/01/2017                  41,025,000        44,817,500    0.7
                            USD   14,650,000      7.50% due 8/01/2027                  11,578,562        13,166,688    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       59,778,949        66,045,638    1.0

                                               Total Fixed-Income Securities
                                               in Hong Kong                            71,582,949        79,495,388    1.2

Indonesia      Paper &      USD    6,100,000   APP Finance VII
               Forest                          Mauritius, 3.50% due 4/30/2003
               Products                        (Convertible Bonds)                      4,618,500         2,562,000    0.0

                                               Total Fixed-Income Securities
                                               in Indonesia                             4,618,500         2,562,000    0.0

Japan          Automotive   JPY  960,000,000   Fuji Heavy Industries, #4,
                                               0.90% due 9/30/2003
                                               (Convertible Bonds)                     10,137,327        13,231,981    0.2
                          JPY  1,200,000,000   Toyoda Automatic Loom Works,
                                               #2, 0.35% due 9/30/2003
                                               (Convertible Bonds)                     11,309,650        12,429,710    0.2
                                                                                  ---------------   ---------------  ------
                                                                                       21,446,977        25,661,691    0.4

               Banking    JPY  3,861,000,000   Fuji International Finance
                                               Trust, 0.25% due 2/01/2002
                                               (Convertible Preference Shares)         21,976,854        29,349,116    0.5
                            USD   16,500,000   MBL International Finance
                                               (Bermuda), 3% due
                                               11/30/2002 (Convertible Bonds)          15,522,188        17,077,500    0.2
                         JPY   2,626,000,000   Sumitomo Bank International
                                               Finance NV, 0.75% due
                                               5/31/2001 (Convertible Bonds)           22,642,612        26,935,800    0.4
                                                                                  ---------------   ---------------  ------
                                                                                       60,141,654        73,362,416    1.1

               Beverages    JPY1,762,000,000   Kinki Coca-Cola Bottling
                                               Co., Ltd., #1, 0.85% due
                                               12/30/2003 (Convertible Bonds)          15,500,305        16,685,667    0.3
                            JPY  582,000,000   Shikoku Coca-Cola Bottling
                                               Co., Ltd., #1, 2.40% due
                                               3/29/2002 (Convertible Bonds)            5,406,026         5,383,460    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       20,906,331        22,069,127    0.4

               Electrical   JPY1,339,000,000   Matsushita Electric Works,
               Equipment                       Ltd., #9, 1% due 11/30/2005
                                               (Convertible Bonds)                     13,252,580        14,654,318    0.2

               Electronics  JPY  650,000,000   Matsushita Electric Industrial
                                               Company, Ltd., #5, 1.30%
                                               due 3/29/2002 (Convertible Bonds)        6,133,347        11,697,500    0.1

                                               Total Fixed-Income Securities
                                               in Japan                               121,880,889       147,445,052    2.2

Malaysia       Energy &                        Petroliam Nasional Berhad:
               Petroleum    USD   69,725,000      7.75% due 8/15/2015 (g)              37,589,875        63,275,437    1.0
                            USD  103,314,000      7.625% due 10/15/2026                65,240,977        90,787,177    1.4
                                                                                  ---------------   ---------------  ------
                                                                                      102,830,852       154,062,614    2.4

               Telecommuni-                    Telekom Malaysia Berhad:
               cations      USD   24,100,000      4% due 10/03/2004
                                                  (Convertible Bonds)                  18,016,938        20,726,000    0.3
                            USD   20,825,000      7.875% due 8/01/2025                 10,239,735        18,664,406    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       28,256,673        39,390,406    0.6

                                               Total Fixed-Income Securities
                                               in Malaysia                            131,087,525       193,453,020    3.0

Mexico         Energy &     USD   10,150,000   Petroleos Mexicanos, 8.625%
               Petroleum                       due 12/01/2023 (g)                       4,315,500         8,881,250    0.1

                                               Total Fixed-Income Securities
                                               in Mexico                                4,315,500         8,881,250    0.1

New Zealand    Government   NZD   15,000,000   New Zealand Index Linked Notes,
               Obligations                     4.50% due 2/15/2016                      8,418,821         6,348,217    0.1

                                               Total Fixed-Income Securities
                                               in New Zealand                           8,418,821         6,348,217    0.1



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                          Currency     Shares                                                                   Percent of
COUNTRY        Industries Denomination  Held       Fixed-Income Securities              Cost           Value    Net Assets
Russia         Government   USD    1,500,000   City of St. Petersburg,
               Obligations                     9.50% due 6/18/2002                 $      241,875   $     1,368,750    0.0%

               Oil--        USD   12,750,000   Lukinter Finance, 3.50% due 5/06/2002
               Related                         (Convertible Bonds)                     11,475,927        13,738,125    0.2

                                               Total Fixed-Income Securities
                                               in Russia                               11,717,802        15,106,875    0.2

Singapore      Multi-                          Keppel Corporation Limited
               Industry                        (Redeemable Cumulative Convertible
                                               Preference Shares):
                            USD   11,950,000      2% due 8/12/2002 (g)                 11,942,500        12,935,875    0.2
                            USD    1,300,000      2% due 8/12/2002 (Regulation S)       1,303,464         1,407,250    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       13,245,964        14,343,125    0.2

               Telecommuni- USD    8,300,000   Fullerton/Singapore Telecom, 0%
               cations                         due 4/02/2003 (Convertible Bonds)(d)     8,001,627         8,777,250    0.2

                                               Total Fixed-Income Securities
                                               in Singapore                            21,247,591        23,120,375    0.4

South Africa   Insurance    USD   35,050,000   Liberty Life International,
                                               6.50% due 9/30/2004
                                               (Convertible Bonds)                     35,834,688        32,508,875    0.5

                                               Total Fixed-Income Securities
                                               in South Africa                         35,834,688        32,508,875    0.5

South Korea    Banking                         Koram Bank Ltd. (Convertible Bonds):
                            USD    1,500,000      0.25% due 8/26/2007 (g)               1,447,500         1,725,000    0.0
                            USD    5,750,000      0.25% due 8/26/2007 (Regulation S)    6,138,392         6,612,500    0.1
                                                                                  ---------------   ---------------  ------
                                                                                        7,585,892         8,337,500    0.1

               Energy                          Ssangyong Oil Refining Co.:
               Related      USD    9,755,000      3% due 12/31/2004
                                               (Convertible Bonds)                      7,206,838         6,974,825    0.1
                            USD    4,340,000      3.75% due 12/31/2008                  4,489,350         5,229,700    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       11,696,188        12,204,525    0.2

               Utilities--  USD    6,065,000   Korea Electric Power Corp.,
               Electric                        5% due 8/01/2001
                                               (Convertible Bonds)                      5,015,444         5,913,375    0.1

                                               Total Fixed-Income Securities
                                               in South Korea                          24,297,524        26,455,400    0.4

United         Cable        GBP   14,250,000   Telewest Communications PLC,
Kingdom        Television                      0/9.875% due 4/15/2009 (d)               9,259,860         9,259,860    0.1

               Finance      USD    2,750,000   Swiss Life Finance, 2% due 5/20/2005     2,641,875         2,774,062    0.1

               Government                      United Kingdom:
               Obligations  EUR   20,750,000      4.25% due 1/29/2001                  19,382,210        17,541,726    0.3
                            EUR   31,300,000      9.125% due 2/21/2001                 28,893,223        26,807,887    0.4
                                                                                  ---------------   ---------------  ------
                                                                                       48,275,433        44,349,613    0.7

               Real Estate  GBP   12,250,000   Liberty International PLC, 5.50%
                                               due 4/30/2009 (Convertible Bonds)       15,274,103        18,832,394    0.3

               Supra-       EUR   15,900,000   European Investment Bank, 6%
               national                        due 4/04/2001                           14,722,276        13,504,939    0.2

               Tele-        USD   23,200,000   International Cabletel, Inc.,
               communications                  0/11.50% due 2/01/2006 (d)              22,510,207        20,416,000    0.3

                                               Total Fixed-Income Securities
                                               in the United Kingdom                  112,683,754       109,136,868    1.7

United         Communi-     USD    6,350,000   Cordillera Communications Corporation,
States         cations                         8% due 9/05/2001 (e)                     4,318,000         4,318,000    0.1

               Electronics  USD    9,400,000   Mosel Vitelic Inc., 1% due
                                               2/02/2005 (Convertible Bonds)(g)         9,385,000         8,906,500    0.1

               Finance      USD   19,110,000   APP Finance VI, 0% due
                                               11/18/2012 (d)                           1,960,310         1,863,225    0.0
                            USD    2,250,000   Bell Atlantic Financial,
                                               5.75% due 4/01/2003
                                               (Convertible Bonds)                      2,235,938         2,162,812    0.0
                                                                                  ---------------   ---------------  ------
                                                                                        4,196,248         4,026,037    0.0

               Finance--    USD   50,000,000   CC (USA) Inc., 0% due
               Other                           9/14/2001 (d)(e)                        50,000,000        49,920,000    0.8

               Financial    EUR   37,000,000   General Electric
               Services                        Capital Corp., 3.75% due 9/21/2001      32,034,456        31,047,588    0.5
                            USD    3,445,000   Ugly Duckling Corporation, 12%
                                               due 10/23/2003                           3,093,610         3,100,500    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       35,128,066        34,148,088    0.5

               Food &       USD   15,000,000   Tom's Foods Inc.,
               Beverage                        10.50% due 11/01/2004                   15,000,000        10,650,000    0.2

               Healthcare   USD   17,450,000   American Retirement Corp.,
                                               5.75% due 10/01/2002
                                               (Convertible Bonds)                     17,174,000        11,560,625    0.2

               Industrial   USD   27,600,000   CTI Holdings SA, 0/11.50% due
                                               4/15/2008 (d)                           20,402,294        12,765,000    0.2

               Internet                        At Home Corporation
               Service                         (Convertible Bonds):
               Provider     USD    2,250,000      4.75% due 12/15/2006                  1,440,000         1,397,812    0.0
                            USD   51,100,000      0.525% due 12/28/2018                22,288,863        20,280,312    0.3
                                                                                  ---------------   ---------------  ------
                                                                                       23,728,863        21,678,124    0.3

               Packaging &                     Crown Cork & Seal Company, Inc.:
               Containers   USD    7,300,000      7.125% due 9/01/2002                  5,885,625         5,785,250    0.1
                            USD   11,750,000      8% due 4/15/2023                      8,209,895         6,462,500    0.1
                            USD   11,120,000      7.50% due 12/15/2096                  6,799,975         6,004,800    0.1
                            USD    5,100,000   Crown Cork & Seal SA, 6.75% due
                                               12/15/2003                               3,582,750         3,672,000    0.0
                                                                                  ---------------   ---------------  ------
                                                                                       24,478,245        21,924,550    0.3

               Real Estate                     Security Capital U.S. Realty
                                               (Convertible Bonds):
                            USD   53,100,000      2% due 5/22/2003 (g)                 47,051,094        44,769,938    0.7
                            USD    3,650,000      2% due 5/22/2003 (Regulation S)       2,902,870         3,077,406    0.1
                                                                                  ---------------   ---------------  ------
                                                                                       49,953,964        47,847,344    0.8

               Real Estate  USD   25,500,000   Alexander Haagen Properties, Inc.,
               Investment                      7.25% due 2/27/2003
               Trusts                          (Exchangeable Debentures)               25,291,250        24,735,000    0.4
                                               HRPT Properties Trust
                                               (Convertible Bonds):
                            USD   40,000,000      7.25% due 10/01/2001                 40,000,000        39,000,000    0.6
                            USD   15,000,000      7.50% due 10/01/2003                 15,000,000        13,650,000    0.2
                            USD    4,500,000   Healthcare Realty Trust, Inc.,
                                               6.55% due 3/14/2002
                                               (Convertible Bonds)                      4,360,700         4,052,813    0.1
                                               LTC Properties, Inc.
                                               (Convertible Bonds):
                            USD    8,000,000      8.50% due 1/01/2001                   8,000,000         6,800,000    0.1
                            USD    3,700,000      8.25% due 7/01/2001                   3,644,500         3,052,500    0.1
                            USD   25,000,000   Leperq Corporate Income Fund,
                                               8% due 3/17/2004
                                               (Exchangeable Secured Notes)(g)         25,000,000        24,000,000    0.4



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (continued)                                                                   (in US dollars)
                           Currency     Face                                                                    Percent of
COUNTRY        Industries Denomination  Amount     Fixed-Income Securities              Cost           Value    Net Assets
United         Real         USD   27,000,000   Malan Realty Investors, Inc.,
States         Estate                          8.50% due 7/15/2003
(concluded)    Investment                      (Convertible Bonds)(g)             $    27,000,000   $    23,490,000    0.4%
               Trusts       USD    5,000,000   Mid-Atlantic Realty Trust,
                                               7.625% due 9/15/2003
               (concluded)                     (Convertible Bonds)                      4,875,000         5,212,500    0.1
                                               National Health Investors,
                                               Inc. (Convertible Bonds):
                            USD    8,625,000      7.75% due 1/01/2001                   8,625,000         7,805,625    0.1
                            USD    4,500,000      7% due 2/01/2004                      3,351,130         2,475,000    0.0
                            USD    5,500,000   Sizeler Property Investors,
                                               Inc., 8% due 7/15/2003
                                               (Convertible Bonds)                      5,505,000         4,950,000    0.1
                                                                                  ---------------   ---------------  ------
                                                                                      170,652,580       159,223,438    2.6

               Restaurants  USD   15,300,000   Advantica Restaurant Group,
                                               11.25% due 1/15/2008                     8,396,752         7,688,250    0.1

               Semi-        USD   29,000,000   Conexant Systems Inc., 4%
               conductors                      due 2/01/2007 (Convertible
                                               Bonds)                                  19,097,242        17,617,500    0.3

               Steel        USD   14,500,000   Republic Technologies, 13.75%
                                               due 7/15/2009                            8,313,830         2,175,000    0.0

               Tele-        USD   14,450,000   Metricom Inc., 13% due 2/15/2010        11,347,100         8,670,000    0.1
               communi-     USD  132,057,413   Metromedia International Group,
               cations                         0/10.50% due 9/30/2007 (d)             108,119,569        70,320,572    1.1
                            USD   44,000,000   United International Holdings,
                                               0/10.75% due 2/15/2008 (d)              30,807,994        27,280,000    0.4
                            USD   17,000,000   United USN Inc., 0/14% due
                                               9/15/2003 (c)(d)(g)                     13,822,784         1,275,000    0.0
                                                                                  ---------------   ---------------  ------
                                                                                      164,097,447       107,545,572    1.6

               US Government &                    Fannie Mae:
               Agency       USD      915,000      5.625% due 3/15/2001                    917,395           911,139    0.0
               Obligations  USD      930,000      5.125% due 2/13/2004                    912,209           892,512    0.0
                            USD  163,000,000   US Treasury Inflation
                                               Indexed Notes, 3.375% due
                                               1/15/2007 (k)                          161,930,593       173,064,605    2.6
                                               US Treasury Notes:
                            USD      380,000      5% due 4/30/2001                        375,320           377,507    0.0
                            USD      120,000      5.75% due 6/30/2001                     120,711           119,456    0.0
                            USD    9,500,000      5.50% due 8/31/2001                   9,395,352         9,434,640    0.1
                                                                                  ---------------   ---------------  ------
                                                                                      173,651,580       184,799,859    2.7

                                               Total Fixed-Income Securities
                                               in the United States                   797,974,111       706,793,887   10.8

                                               Total Investments in
                                               Fixed-Income Securities              1,901,416,365     1,831,876,089   27.9

                                               Total Long-Term Investments          6,047,312,225     6,018,724,273   91.8

                                                     Short-Term Securities

United         Commercial   USD   24,300,000   General Electric Capital Corp.,
States         Paper**                         6.64% due 11/01/2000                    24,300,000        24,300,000    0.4
                            USD   15,000,000   J.P. Morgan Securities Inc.,
                                               6.48% due 11/10/2000                    14,975,700        14,975,700    0.2

                                               Total Investments in
                                               Commercial Paper                        39,275,700        39,275,700    0.6

               US           USD   20,000,000   Federal Home Loan Banks,
               Government                      6.40% due 11/01/2000                    20,000,000        20,000,000    0.3
               Agency Obligations**
                                               Total Investments in US Government
                                               Agency Obligations                      20,000,000        20,000,000    0.3

                                               Total Short-Term Investments            59,275,700        59,275,700    0.9

OPTIONS                       Nominal Value                                             Premiums
PURCHASED                   Covered by Options      Issue                                 Paid
               Call Options           13,300   Standard & Poor's 500 Index,
               Purchased                       expiring December 2000
                                               at USD 1500                              1,242,220           987,525    0.0

                                               Total Options Purchased                  1,242,220           987,525    0.0

                                               Total Investments                    6,107,830,145     6,078,987,498   92.7

OPTIONS                                                                                  Premiums
WRITTEN                                                                                  Received

               Call Options          150,000   ACE Limited, expiring November 2000
               Written                         at USD 30                                (432,985)       (1,443,750)    0.0
                                     100,000   ALLTEL Corporation, expiring
                                               January 2001 at USD 60                   (399,597)         (725,000)    0.0
                                     100,000   AT&T Corp., expiring January 2001
                                               at USD 35                                (384,487)          (31,250)    0.0
                                     100,000   AT&T Corp., expiring January 2001
                                               at USD 40                                (328,239)          (18,750)    0.0
                                     100,000   Advanced Micro Devices, Inc.,
                                               expiring January 2001 at USD 40          (496,983)          (62,500)    0.0
                                     399,000   Agilent Technologies, Inc., expiring
                                               January 2001 at USD 50                 (2,293,894)       (2,044,875)   (0.1)
                                     200,000   Albertson's, Inc., expiring March 2001
                                               at USD 25                                (331,103)         (375,000)    0.0
                                      25,000   Benchmark Electronics, Inc., expiring
                                               January 2001 at USD 55                   (224,243)          (46,875)    0.0
                                     300,000   Comcast Corporation (Class A),
                                               expiring January 2001 at USD 37.5      (1,071,864)       (1,800,000)    0.0
                                     100,000   Computer Associates International,
                                               Inc., expiring November 2000 at USD 35   (209,493)          (62,500)    0.0
                                     100,000   Computer Associates International,
                                               Inc., expiring January 2001
                                               at USD 30                                (421,986)         (450,000)    0.0
                                     100,000   Computer Associates International,
                                               Inc., expiring January 2001
                                               at USD 35                                (271,991)         (250,000)    0.0
                                     100,000   ECI Telecom Limited
                                               (US Registered Shares),
                                               expiring November 2000 at USD 35         (500,108)          (25,000)    0.0
                                      50,000   ECI Telecom Limited
                                               (US Registered Shares),
                                               expiring November 2000 at USD 40         (245,122)          (12,500)    0.0
                                     300,000   Electronic Data Systems
                                               Corporation, expiring
                                               December 2000 at USD 42.5              (1,540,948)       (1,912,500)    0.0
                                      25,000   Electronics for Imaging, Inc.,
                                               expiring January 2001
                                               at USD 25                                (114,871)          (10,937)    0.0
                                     300,000   Honeywell International Inc.,
                                               expiring January 2001
                                               at USD 40                                (903,470)       (4,275,000)   (0.1)
                                      20,000   Hyperion Solutions Corporation,
                                               expiring February 2001
                                               at USD 35                                 (99,397)           (5,000)    0.0
                                     172,000   National Semiconductor Corporation,
                                               expiring May 2001
                                               at USD 30                                (733,207)         (989,000)    0.0


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                                                                        (in US dollars)
OPTIONS                       Nominal Value                                            Premiums                Percent of
WRITTEN (concluded)         Covered by Options              Issue                      Received       Value    Net Assets
               Call Options          100,000   Noble Affiliates, Inc., expiring
               Written                         November 2000 at
               (concluded)                     USD 35                             $     (274,991)   $     (312,500)    0.0%
                                     100,000   Noble Affiliates, Inc., expiring
                                               February 2001 at USD 40                  (436,615)         (412,500)    0.0
                                     100,000   Noble Affiliates, Inc., expiring
                                               February 2001 at USD 45                  (406,246)         (243,750)    0.0
                                     200,000   Office Depot, Inc., expiring
                                               January 2001 at USD 7.5                  (282,740)         (300,000)    0.0
                                     200,000   Oxford Health Plans, Inc.,
                                               expiring November 2000
                                               at USD 25                                (643,978)       (2,100,000)    0.0
                                     100,000   Oxford Health Plans, Inc.,
                                               expiring May 2001 at USD 37.5            (473,784)         (575,000)    0.0
                                      23,000   Pall Corporation, expiring
                                               December 2000 at USD 22.5                 (36,684)          (20,125)    0.0
                                     100,000   Pall Corporation, expiring
                                               December 2000 at USD 25                  (196,993)          (25,000)    0.0
                                     100,000   The Procter & Gamble Company,
                                               expiring January 2001
                                               at USD 60                                (471,984)       (1,300,000)    0.0
                                     100,000   Sprint Corporation, expiring
                                               January 2001 at USD 40                   (396,987)          (50,000)    0.0
                                     400,000   Unisys Corporation, expiring
                                               January 2001 at USD  12.5                (756,734)         (975,000)    0.0
                                     400,000   Unisys Corporation, expiring
                                               January 2001 at USD 15                   (581,740)         (500,000)    0.0
                                     100,000   Unisys Corporation, expiring
                                               April 2001 at USD 15                     (174,874)         (212,500)    0.0
                                     200,000   Verizon Communications, expiring
                                               January 2001 at USD 45                   (690,061)       (2,350,000)   (0.1)
                                      50,000   Verizon Communications, expiring
                                               January 2001 at USD 55                   (160,995)         (287,500)    0.0
                                      50,000   Verizon Communications, expiring
                                               April 2001 at USD 50                     (198,493)         (562,500)    0.0
                                     100,000   WorldCom, Inc., expiring January
                                               2001 at USD 45                           (346,988)          (18,750)    0.0

                                               Total Options Written                 (17,534,875)      (24,785,562)   (0.3)

               Total Investments, Net of Options Written                          $ 6,090,295,270     6,054,201,936   92.4
                                                                                  ===============
               Foreign Time Deposits*                                                                   286,527,129    4.4

               Variation Margin on Financial Futures Contracts***                                           313,467    0.0

               Unrealized Appreciation on Forward Foreign Exchange Contracts--Net****                    12,664,291    0.2

               Other Assets Less Liabilities                                                            200,799,647    3.0
                                                                                                    ---------------  ------
               Net Assets                                                                           $ 6,554,506,470  100.0%
                                                                                                    ===============  ======



(a)Floating rate note.
(b)Investment in companies of 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company
Act of 1940) are as follows:

                                 Net Share         Net         Dividend
Industry      Affiliate           Activity         Cost         Income

Real Estate    Anthracite
   Investment    Capital, Inc.      1,972,900   $ 29,662,250  $ 1,716,423
   Trusts
Insurance      Arch Capital
                 Group Ltd.         1,496,400     25,445,356           ++
Healthcare     Beverly
   Services      Enterprises, Inc.  3,105,400      5,828,395           ++
Textiles       Burlington
                 Industries, Inc.   1,213,400      4,652,853           ++
Electronics    Checkpoint
                 Systems, Inc.          --        (1,163,801)          ++
Tobacco        DIMON
                 Incorporated       1,224,300      3,370,042       541,170
Forest         Deltic Timber
Products         Corporation          318,400      7,023,904       142,200
Telecommuni-   General
   cations       Communication,
                 Inc. (Class A)          --            --              ++
Business Data  Information
   Services      Resources, Inc.         --            --              ++
Real Estate    Meditrust
   Investment    Companies          5,726,400    23,047,777      2,120,600
   Trusts
Telecommuni-   Rogers Wireless
   cations       Communications
                 Inc. 'B'                --            --              ++
Telecommuni-   Rogers Wireless
   cations       Communications
                 Inc. 'B' (USD)      (579,600)  (10,073,680)           ++
Real Estate    Security Capital
                 Group
                 Incorporated
                 (Class A)             15,200     9,443,000            ++
Real Estate    Security Capital
                 Group
               Incorporated
               (Class B)             (933,600)  (27,398,295)           ++

++Non-income producing security.
(c)Non-income producing security.
(d)Represents a zero coupon or step bond. The interest rate on a step bond represents the fixed rate of interest that will commence its accrual on a predetermined date until maturity.
(e)Restricted securities as to resale. The value of the Fund's investment in restricted securities was $63,238,000, representing
1.0% of net assets.

                             Acquisition
Issue                          Date(s)            Cost           Value
CC (USA) Inc., 0%
   due 9/14/2001             12/21/1999     $  50,000,000    $ 49,920,000
Cordillera Communications
   Corporation, 8%
   due 9/05/2001              8/31/2000         4,138,000       4,318,000
Diva Systems Corp.
   (Convertible Preferred,    7/17/1996 -
   Series C)                   8/22/1996        8,410,000       9,000,000
                                            -------------    ------------
Total                                       $  62,548,000    $ 63,238,000
                                            =============    ============


(g)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(h)Warrants entitle the Fund to purchase a predetermined number of shares of stock/face amount of bonds and are non-income producing.
The purchase price and number of shares of stock/face amount of bonds are subject to adjustment under certain conditions until the expiration date.
(i)Geotek Communications, Inc. reorganized as a result of Chapter 11
Bankruptcy. As a result, each holder will receive its pro-rata share of Units of Beneficial Interest in the Liquidating Trust of Geotek
Communications, Inc.
(j)Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(k)All or a portion of security held as collateral in connection with open financial futures contracts.
++American Depositary Receipts (ADR).
*Foreign time deposits bear interest at 4.72%, 4.69% and 4.82% and mature on 11/03/2000, 11/10/2000 and 11/17/2000, respectively.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at October 31, 2000.
***Financial futures contracts purchased as of October 31, 2000 were as follows:

Number of                              Expiration
Contracts     Issue       Exchange        Date             Value

   285      Nikkei 225     OSAKA     December 2000     $  37,846,872
    30  Standard & Poor's
            500 Index       NYSE     December 2000        10,801,500
                                                       -------------
Total Financial Futures Contracts Purchased
(Total Contract Price--$53,750,524)                    $  48,648,372
                                                       =============

Financial futures contracts sold as of October 31, 2000 were as follows:

Number of                              Expiration
Contracts   Issue         Exchange        Date             Value

   170     Japanese
       Government Bond     Tokyo    December 2000       $207,599,597
                                                        ------------
Total Financial Futures Contracts Sold
(Total Contract Price--$203,733,126)                    $207,599,597
                                                        ============

****Forward foreign exchange contracts as of October 31, 2000 were as follows:

                                                         Unrealized
Foreign                           Expiration            Appreciation
Currency Sold                        Date              (Depreciation)

   CHF         40,000,000       December 2000          $    (13,689)
   GBP         97,000,000       November 2000                 92,575
   GBP         16,000,000       December 2000               (39,680)
   JPY     32,000,000,000       November 2000              9,206,044
   JPY     37,000,000,000       December 2000              3,352,369
   SEK        178,000,000       November 2000                 66,672
                                                       -------------
Total Unrealized Appreciation on Forward
Foreign Exchange Contracts--Net
(USD Commitment--$852,088,552)                         $  12,664,291
                                                       =============

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$6,106,587,925)                              $ 6,077,999,973
                    Options purchased, at value (cost--$1,242,220)                                               987,525
                    Unrealized appreciation on forward foreign exchange contracts                             12,664,291
                    Foreign cash                                                                             123,724,734
                    Cash                                                                                       9,264,272
                    Foreign time deposits                                                                    286,527,129
                    Receivables:
                      Securities sold                                                 $   113,907,531
                      Interest                                                             31,774,892
                      Dividends                                                             5,832,940
                      Forward foreign exchange contracts                                    3,306,712
                      Options written                                                       2,803,337
                      Capital shares sold                                                   2,270,088
                      Variation margin                                                        313,467        160,208,967
                                                                                      ---------------
                    Prepaid registration fees and other assets                                                 2,555,077
                                                                                                         ---------------
                    Total assets                                                                           6,673,931,968
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$17,534,875)                                24,785,562
                    Payables:
                      Securities purchased                                                 53,259,734
                      Capital shares redeemed                                              28,198,851
                      Investment adviser                                                    4,065,744
                      Distributor                                                           3,754,146         89,278,475
                                                                                      ---------------
                    Accrued expenses and other liabilities                                                     5,361,461
                                                                                                         ---------------
                    Total liabilities                                                                        119,425,498
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 6,554,506,470
                                                                                                         ===============

Net Assets          Class A Shares of Common Stock, $.10 par value, 450,000,000
Consist of:         shares authorized                                                                    $     8,542,860
                    Class B Shares of Common Stock, $.10 par value, 2,000,000,000
                    shares authorized                                                                         25,711,504
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized                                                                          2,260,562
                    Class D Shares of Common Stock, $.10 par value, 900,000,000
                    shares authorized                                                                          9,830,837
                    Paid-in capital in excess of par                                                       5,838,348,243
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                   712,561,650
                    Unrealized depreciation on investments and foreign
                    currency transactions--net                                                              (42,749,186)
                                                                                                         ---------------
                    Net assets                                                                           $ 6,554,506,470
                                                                                                         ===============

Net Asset           Class A--Based on net assets of $1,224,612,690 and
Value:                       85,428,597 shares outstanding                                                   $     14.33
                                                                                                         ===============
                    Class B--Based on net assets of $3,611,061,365 and
                             257,115,037 shares outstanding                                                  $     14.04
                                                                                                         ===============
                    Class C--Based on net assets of $312,568,136 and
                             22,605,617 shares outstanding                                                   $     13.83
                                                                                                         ===============
                    Class D--Based on net assets of $1,406,264,279 and
                             98,308,366 shares outstanding                                                   $     14.30
                                                                                                         ===============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and discount earned (net of $49,636
Income:             foreign withholding tax)                                                             $   217,507,747
                    Dividends (net of $4,018,378 foreign withholding tax)                                     81,224,081
                    Dividends from affiliated companies                                                        4,520,393
                    Other                                                                                        613,040
                                                                                                         ---------------
                    Total income                                                                             303,865,261
                                                                                                         ---------------

Expenses:           Investment advisory fees                                          $    53,234,817
                    Account maintenance and distribution fees--Class B                     41,534,514
                    Transfer agent fees--Class B                                            6,569,650
                    Account maintenance fees--Class D                                       3,273,649
                    Account maintenance and distribution fees--Class C                      3,196,112
                    Custodian fees                                                          1,807,682
                    Transfer agent fees--Class A                                            1,787,439
                    Transfer agent fees--Class D                                            1,783,399
                    Accounting services                                                       794,421
                    Transfer agent fees--Class C                                              531,460
                    Professional fees                                                         192,730
                    Pricing fees                                                              121,122
                    Directors' fees and expenses                                               38,119
                                                                                      ---------------
                    Total expenses before reimbursement                                   114,865,114
                    Reimbursement of expenses                                             (3,453,631)
                                                                                      ---------------
                    Total expenses after reimbursement                                                       111,411,483
                                                                                                         ---------------
                    Investment income--net                                                                   192,453,778
                                                                                                         ---------------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                    775,335,618
Gain (Loss) on        Foreign currency transactions--net                                 (60,638,278)        714,697,340
Investments &                                                                         ---------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net:    Investments--net                                                  (284,904,660)
                      Foreign currency transactions--net                                   24,938,690      (259,965,970)
                                                                                      ---------------    ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $   647,185,148
                                                                                                         ===============


                    See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                              For the Year Ended
                                                                                                     October 31,
                    Increase (Decrease) in Net Assets:                                      2000              1999
Operations:         Investment income--net                                            $   192,453,778    $   337,589,612
                    Realized gain on investments and foreign
                    currency transactions--net                                            714,697,340        609,909,185
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                  (259,965,970)        923,750,972
                                                                                      ---------------    ---------------
                    Net increase in net assets resulting from operations                  647,185,148      1,871,249,769
                                                                                      ---------------    ---------------

Dividends &         Investment income--net:
Distributions to      Class A                                                            (62,430,654)       (57,727,266)
Shareholders:         Class B                                                           (165,142,390)      (162,008,358)
                      Class C                                                            (12,440,726)       (11,648,684)
                      Class D                                                            (57,795,148)       (48,673,340)
                    In excess of investment income--net:
                      Class A                                                                (15,377)                 --
                      Class B                                                                (40,676)                 --
                      Class C                                                                 (3,064)                 --
                      Class D                                                                (14,235)                 --
                    Realized gain on investments--net:
                      Class A                                                            (98,577,261)      (112,720,460)
                      Class B                                                           (340,791,661)      (494,148,058)
                      Class C                                                            (24,950,070)       (36,790,295)
                      Class D                                                            (93,915,528)       (99,226,016)
                                                                                      ---------------    ---------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                         (856,116,790)    (1,022,942,477)
                                                                                      ---------------    ---------------

Capital Share       Net decrease in net assets derived from
Transactions:       capital share transactions                                          (589,724,952)    (3,573,473,024)
                                                                                      ---------------    ---------------

Net Assets:         Total decrease in net assets                                        (798,656,594)    (2,725,165,732)
                    Beginning of year                                                   7,353,163,064     10,078,328,796
                                                                                      ---------------    ---------------
                    End of year*                                                      $ 6,554,506,470    $ 7,353,163,064
                                                                                      ===============    ===============

                    *Undistributed investment income--net                             $            --    $   105,355,140
                                                                                      ===============    ===============


                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived                         Class A++
from information provided in the financial statements.                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   2000         1999         1998           1997        1996
Per Share           Net asset value,
Operating           beginning of year                 $     14.79   $     13.25  $     15.92   $     15.17   $     14.21
Performance:                                          -----------   -----------  -----------   -----------   -----------
                    Investment income--net                    .48           .67          .67           .71           .78
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency transactions--net        .90          2.53       (1.28)          1.57          1.59
                                                      -----------   -----------  -----------   -----------   -----------
                    Total from investment operations         1.38          3.20        (.61)          2.28          2.37
                                                      -----------   -----------  -----------   -----------   -----------
                    Less dividends and distributions:
                      Investment income--net                (.71)         (.61)        (.86)         (.88)         (.98)
                      In excess of investment
                      income--net                          --++++            --           --            --            --
                      Realized gain on
                      investments--net                     (1.13)        (1.05)       (1.20)         (.65)         (.43)
                                                      -----------   -----------  -----------   -----------   -----------
                    Total dividends and
                    distributions                          (1.84)        (1.66)       (2.06)        (1.53)        (1.41)
                                                      -----------   -----------  -----------   -----------   -----------
                    Net asset value, end of year      $     14.33   $     14.79  $     13.25   $     15.92   $     15.17
                                                      ===========   ===========  ===========   ===========   ===========

Total Investment    Based on net asset value
Return:*            per share                              10.20%        26.30%      (4.43%)        16.08%        17.81%
                                                      ===========   ===========  ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement           .88%          .91%         .84%          .83%          .86%
Net Assets:                                           ===========   ===========  ===========   ===========   ===========
                    Expenses                                 .93%          .97%         .93%          .91%          .93%
                                                      ===========   ===========  ===========   ===========   ===========
                    Investment income--net                  3.40%         4.86%        4.62%         4.64%         5.31%
                                                      ===========   ===========  ===========   ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $ 1,224,613   $ 1,305,473  $ 1,513,999   $ 2,132,254   $ 1,841,974
                                                      ===========   ===========  ===========   ===========   ===========
                    Portfolio turnover                    195.46%        26.95%       49.67%        55.42%        51.26%
                                                      ===========   ===========  ===========   ===========   ===========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                         Class B++
from information provided in the financial statements.                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   2000         1999         1998           1997        1996
Per Share           Net asset value,
Operating           beginning of year                  $    14.52   $     13.01  $     15.65   $     14.95   $     14.01
Performance:                                          -----------   -----------  -----------   -----------   -----------
                    Investment income--net                    .33           .52          .52           .55           .62
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                         .88          2.49       (1.26)          1.52          1.59
                                                      -----------   -----------  -----------   -----------   -----------
                    Total from investment operations         1.21          3.01        (.74)          2.07          2.21
                                                      -----------   -----------  -----------   -----------   -----------
                    Less dividends and
                    distributions:
                      Investment income--net                (.56)         (.45)        (.70)         (.72)         (.84)
                      In excess of investment
                      income--net                          --++++            --           --            --            --
                      Realized gain on
                      investments--net                     (1.13)        (1.05)       (1.20)         (.65)         (.43)
                                                      -----------   -----------  -----------   -----------   -----------
                    Total dividends and
                    distributions                          (1.69)        (1.50)       (1.90)        (1.37)        (1.27)
                                                      -----------   -----------  -----------   -----------   -----------
                    Net asset value, end of year       $    14.04   $     14.52  $     13.01   $     15.65   $     14.95
                                                      ===========   ===========  ===========   ===========   ===========

Total Investment    Based on net asset value
Return:*            per share                               9.05%        25.08%      (5.37%)        14.82%        16.71%
                                                      ===========   ===========  ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement          1.90%         1.94%        1.86%         1.85%         1.87%
Net Assets:                                           ===========   ===========  ===========   ===========   ===========
                    Expenses                                1.95%         1.99%        1.95%         1.93%         1.95%
                                                      ===========   ===========  ===========   ===========   ===========
                    Investment income--net                  2.40%         3.84%        3.60%         3.62%         4.29%
                                                      ===========   ===========  ===========   ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                    $ 3,611,061   $ 4,496,037  $ 6,743,780   $ 9,879,603   $ 8,660,279
                                                      ===========   ===========  ===========   ===========   ===========
                    Portfolio turnover                    195.46%        26.95%       49.67%        55.42%        51.26%
                                                      ===========   ===========  ===========   ===========   ===========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS (continued)
The following per share data and ratios have been derived                         Class C++
from information provided in the financial statements.                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   2000         1999         1998           1997        1996
Per Share           Net asset value,
Operating           beginning of year                  $    14.33    $    12.86   $    15.50    $    14.83    $    13.94
Performance:                                          -----------   -----------  -----------   -----------   -----------
                    Investment income--net                    .32           .51          .51           .54           .61
                    Realized and unrealized gain
                    (loss) on investments and
                    foreign currency
                    transactions--net                         .87          2.46       (1.24)          1.52          1.58
                                                      -----------   -----------  -----------   -----------   -----------
                    Total from investment
                    operations                               1.19          2.97        (.73)          2.06          2.19
                                                      -----------   -----------  -----------   -----------   -----------
                    Less dividends and
                    distributions:
                      Investment income--net                (.56)         (.45)        (.71)         (.74)         (.87)
                      In excess of investment
                      income--net                          --++++            --           --            --            --
                      Realized gain on
                      investments--net                     (1.13)        (1.05)       (1.20)         (.65)         (.43)
                                                      -----------   -----------  -----------   -----------   -----------
                    Total dividends and
                    distributions                          (1.69)        (1.50)       (1.91)        (1.39)        (1.30)
                                                      -----------   -----------  -----------   -----------   -----------
                    Net asset value,
                    end of year                        $    13.83    $    14.33   $    12.86    $    15.50    $    14.83
                                                      ===========   ===========  ===========   ===========   ===========

Total Investment    Based on net asset
Return:*            value per share                         9.07%        25.05%      (5.38%)        14.84%        16.68%
                                                      ===========   ===========  ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement          1.91%         1.95%        1.88%         1.86%         1.88%
Net Assets:                                           ===========   ===========  ===========   ===========   ===========
                    Expenses                                1.95%         2.01%        1.96%         1.94%         1.95%
                                                      ===========   ===========  ===========   ===========   ===========
                    Investment income--net                  2.36%         3.84%        3.61%         3.60%         4.24%
                                                      ===========   ===========  ===========   ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $  312,568    $  322,238   $  503,556    $  671,467    $  385,753
                                                      ===========   ===========  ===========   ===========   ===========
                    Portfolio turnover                    195.46%        26.95%       49.67%        55.42%        51.26%
                                                      ===========   ===========  ===========   ===========   ===========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.



Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


FINANCIAL HIGHLIGHTS (concluded)
The following per share data and ratios have been derived                         Class D++
from information provided in the financial statements.                  For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                   2000         1999         1998           1997        1996
Per Share           Net asset value,
Operating           beginning of year                  $    14.77    $    13.23   $    15.89    $    15.15    $    14.19
Performance:                                          -----------   -----------  -----------   -----------   -----------
                    Investment income--net                    .44           .64          .64           .68           .77
                    Realized and unrealized gain
                    (loss) on investments and foreign
                    currency transactions--net                .90          2.52       (1.28)          1.55          1.57
                                                      -----------   -----------  -----------   -----------   -----------
                    Total from investment
                    operations                               1.34          3.16        (.64)          2.23          2.34
                                                      -----------   -----------  -----------   -----------   -----------
                    Less dividends and
                    distributions:
                      Investment income--net                (.68)         (.57)        (.82)         (.84)         (.95)
                      In excess of investment
                      income--net                          --++++            --           --            --            --
                      Realized gain on
                      investments--net                     (1.13)        (1.05)       (1.20)         (.65)         (.43)
                                                      -----------   -----------  -----------   -----------   -----------
                    Total dividends and
                    distributions                          (1.81)        (1.62)       (2.02)        (1.49)        (1.38)
                                                      -----------   -----------  -----------   -----------   -----------
                    Net asset value, end of year       $    14.30    $    14.77   $    13.23    $    15.89    $    15.15
                                                      ===========   ===========  ===========   ===========   ===========

Total Investment    Based on net asset value
Return:*            per share                               9.86%        26.01%      (4.63%)        15.76%        17.59%
                                                      ===========   ===========  ===========   ===========   ===========

Ratios to Average   Expenses, net of reimbursement          1.13%         1.16%        1.10%         1.08%         1.10%
Net Assets:                                           ===========   ===========  ===========   ===========   ===========
                    Expenses                                1.18%         1.21%        1.18%         1.16%         1.18%
                                                      ===========   ===========  ===========   ===========   ===========
                    Investment income--net                  3.11%         4.61%        4.40%         4.38%         5.04%
                                                      ===========   ===========  ===========   ===========   ===========

Supplemental        Net assets, end of year
Data:               (in thousands)                     $1,406,264    $1,229,415   $1,316,994    $1,479,711    $1,044,136
                                                      ===========   ===========  ===========   ===========   ===========
                    Portfolio turnover                    195.46%        26.95%       49.67%        55.42%        51.26%
                                                      ===========   ===========  ===========   ===========   ===========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
++++Amount is less than $.01 per share.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Global Allocation Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

 (b) Repurchase agreements--The Fund invests in securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the seller defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(g) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(i) Short sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

(j) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $73,352 have been reclassified between undistributed net realized capital gains and accumulated distributions in excess of net investment income and $277,507 has been reclassified between undistributed net realized capital gains and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has agreed to waive a portion of its fee payable by the Fund so that such fee is reduced for average daily net assets of the Fund in excess of $2.5 billion from the annual rate of .75% to .70%, from .70% to .65% for average daily net assets in excess of $5 billion, from .65% to
 .625% for average daily net assets in excess of $7.5 billion, and from .625% to .60% for average daily net assets in excess of $10 billion. For the year ended October 31, 2000, MLIM earned fees of $53,234,817, of which $3,453,631 was waived. MLIM has entered into a sub-advisory agreement with Merrill Lynch Investment Managers U.K., Ltd. ("MLIM U.K."), an affiliate of MLIM, pursuant to which MLIM pays MLIM U.K. a fee computed at the rate of .10% of the average daily net assets of the Fund for providing investment advisory services to MLIM with respect to the Fund. For the year ended October 31, 2000, MLIM paid MLIM U.K. a fee of $6,573,809 pursuant to such agreement.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                            Account          Distribution
                        Maintenance Fee           Fee

Class B                        .25%              .75%
Class C                        .25%              .75%
Class D                        .25%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2000, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                             FAMD      MLPF&S

Class A                    $ 4,446    $ 55,613
Class D                    $17,444    $248,311

For the year ended October 31, 2000, MLPF&S received contingent deferred sales charges of $3,319,016 and $38,737 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $100,864 and $52,725 relating to transactions subject to front-end sales charge waivers in Class A and Class D Shares, respectively.

In addition, MLPF&S received $442,160 in commissions on the execution of portfolio security transactions for the Fund for the year ended October 31, 2000.

For the year ended October 31, 2000, the Fund paid Merrill Lynch
Security Pricing Service, an affiliate of MLPF&S, $152 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLIM.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLIM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $13,271,853,596 and $14,396,369,582, respectively.

Net realized gains (losses) for the year ended October 31, 2000 and net unrealized gains (losses) as of October 31, 2000 were as follows:

                                     Realized          Unrealized
                                  Gains (Losses)     Gains (Losses)

Long-term investments          $  766,231,657     $  (28,587,952)
Short-term investments               (10,103)                  --
Options purchased                          --           (254,695)
Options written                     7,667,353         (7,250,687)
Financial futures contracts         1,446,711         (8,968,623)
Forward foreign exchange
contracts                          76,177,754          12,664,291
Foreign currency transactions   (136,816,032)        (10,351,520)
                               --------------      --------------
Total                          $  714,697,340     $  (42,749,186)
                               ==============      ==============

As of October 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $67,761,408, of which $900,418,565 related to appreciated securities and $968,179,973 related to depreciated securities. At October 31, 2000, the aggregate cost of investments, including options, for Federal income tax purposes was $6,121,963,344.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS (concluded)


Transactions in call options written for the year ended October 31, 2000 were as follows:

                                  Nominal Value         Premiums
                                     Covered            Received

Outstanding call options written,
beginning of year                          --                  --
Options written                     8,223,427       $  30,323,564
Options expired                     (940,227)         (3,726,302)
Options closed                    (2,119,200)         (9,062,387)
                               --------------      --------------
Outstanding call options
written,end of year                 5,164,000       $  17,534,875
                               ==============      ==============

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $589,724,952 and $3,573,473,024 for the years ended October 31, 2000 and October 31, 1999, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year Ended                        Dollar
October 31, 2000                      Shares             Amount

Shares sold                        13,403,721     $   190,332,069
Shares issued resulting from
reorganization                         83,682           1,187,919
Shares issued to shareholders in
reinvestment of dividends and
distributions                      10,889,017         148,138,385
                               --------------      --------------
Total issued                       24,376,420         339,658,373
Shares redeemed                  (27,187,196)       (385,836,798)
                               --------------      --------------
Net decrease                      (2,810,776)    $   (46,178,425)
                               ==============      ==============


Class A Shares for the Year Ended                        Dollar
October 31, 1999                      Shares             Amount

Shares sold                        12,530,177     $   175,810,684
Shares issued to shareholders in
reinvestment of dividends and
distributions                      12,137,132         155,646,841
                               --------------      --------------
Total issued                       24,667,309         331,457,525
Shares redeemed                  (50,661,390)       (688,089,821)
                               --------------      --------------
Net decrease                     (25,994,081)    $  (356,632,296)
                               ==============      ==============


Class B Shares for the Year Ended                        Dollar
October 31, 2000                      Shares             Amount

Shares sold                        21,290,093     $   297,553,239
Shares issued resulting from
reorganization                      3,358,711          47,233,660
Shares issued to shareholders in
reinvestment of dividends and
distributions                      32,130,281         428,911,107
                               --------------      --------------
Total issued                       56,779,085         773,698,006
Automatic conversion of shares   (23,847,702)       (336,609,291)
Shares redeemed                  (85,452,940)     (1,192,004,947)
                               --------------      --------------
Net decrease                     (52,521,557)    $  (754,916,232)
                               ==============      ==============


Class B Shares for the Year Ended                        Dollar
October 31, 1999                      Shares             Amount

Shares sold                        24,632,963     $   336,673,892
Shares issued to shareholders in
reinvestment of dividends and
distributions                      44,920,983         562,403,690
                               --------------      --------------
Total issued                       69,553,946         899,077,582
Automatic conversion of shares   (13,301,061)       (182,957,856)
Shares redeemed                 (264,775,335)     (3,496,502,022)
                               --------------      --------------
Net decrease                    (208,522,450)    $(2,780,382,296)
                               ==============      ==============


Class C Shares for the Year Ended                        Dollar
October 31, 2000                      Shares             Amount

Shares sold                         3,008,129     $    41,269,269
Shares issued resulting from
reorganization                      1,265,374          17,521,231
Shares issued to shareholders in
reinvestment of dividends and
distributions                       2,419,185          31,817,948
                               --------------      --------------
Total issued                        6,692,688          90,608,448
Shares redeemed                   (6,580,252)        (90,469,564)
                               --------------      --------------
Net increase                          112,436      $      138,884
                               ==============      ==============


Class C Shares for the Year Ended                        Dollar
October 31, 1999                      Shares             Amount

Shares sold                         2,256,896      $   30,629,684
Shares issued to shareholders in
reinvestment of dividends and
distributions                       3,391,680          41,849,550
                               --------------      --------------
Total issued                        5,648,576          72,479,234
Shares redeemed                  (22,315,085)       (290,085,046)
                               --------------      --------------
Net decrease                     (16,666,509)     $ (217,605,812)
                               ==============      ==============


Class D Shares for the Year Ended                        Dollar
October 31, 2000                      Shares             Amount

Shares sold                         9,530,270      $  135,640,126
Automatic conversion of shares     23,442,612         336,609,291
Shares issued resulting from
reorganization                        319,363           4,550,494
Shares issued to shareholders in
reinvestment of dividends and
distributions                       9,721,639         132,160,866
                               --------------      --------------
Total issued                       43,013,884         608,960,777
Shares redeemed                  (27,966,242)       (397,729,956)
                               --------------      --------------
Net increase                       15,047,642      $  211,230,821
                               ==============      ==============


Class D Shares for the Year Ended                        Dollar
October 31, 1999                      Shares             Amount

Shares sold                         7,993,663      $  111,583,389
Automatic conversion of shares     13,089,544         182,957,856
Shares issued to shareholders in
reinvestment of dividends and
distributions                      10,005,348         128,232,463
                               --------------      --------------
Total issued                       31,088,555         422,773,708
Shares redeemed                  (47,370,107)       (641,626,328)
                               --------------      --------------
Net decrease                     (16,281,552)     $ (218,852,620)
                               ==============      ==============

5. Short-Term Borrowings:
On December 3, 1999, the Fund, along with certain other funds managed by MLIM and its affiliates, entered into a $1,000,000,000 credit agreement with Bank of America, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank of America, N.A. The Fund did not borrow under the facility during the year ended October 31, 2000.

6. Commitments:
At October 31, 2000, the Fund had entered into a foreign exchange contract, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with an approximate value of $180,000.

7. Reorganization Plan:
On July 24, 2000, the Fund acquired all of the net assets of Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc. and the Global Opportunity Portfolio of The Asset Program, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of the following capital shares:

                                                          Common
                                                       Stock Shares
                                                        Exchanged

Merrill Lynch Asset Growth Fund, Inc.                     615,350
Merrill Lynch Asset Income Fund, Inc.                     863,104
Global Opportunity Portfolio of The Asset
    Program, Inc.                                       4,581,614

In exchange for these shares, the Fund issued 5,027,130 Common Stock shares. As of that date, net assets of the acquired funds, including unrealized appreciation and accumulated net realized capital losses, were as follows:
                                                            Accumulated
                                                                 Net
                                   Net         Unrealized     Realized
                                  Assets      Appreciation     Losses
Merrill Lynch Asset Growth
Fund, Inc.                     $  5,988,939   $   850,264   $   (46,858)

Merrill Lynch Asset Income
Fund, Inc.                     $  8,686,936   $   273,903   $    (1,786)

Global Opportunity
Portfolio of the Asset
Program, Inc.                  $ 55,817,430   $ 8,005,935   $  (228,862)

The aggregate net assets of the Fund immediately after the acquisition amounted to $6,926,130,640.


8. Subsequent Event:
On December 1, 2000, the Fund's Board of Directors declared an ordinary income dividend and a long-term capital gains distribution payable on December 19, 2000 to shareholders of record as of December 13, 2000 as follows:

                                           Long-Term
                            Ordinary        Capital
                             Income          Gains

Class A                     $.537295       $1.282528
Class B                     $.460309       $1.282528
Class C                     $.463895       $1.282528
Class D                     $.519594       $1.282528


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Global Allocation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Global Allocation Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 19, 2000


IMPORTANT TAX INFORMATION (unaudited)
The following information summarizes all per share distributions paid by Merrill Lynch Global Allocation Fund, Inc. during its taxable year ended October 31, 2000:

                              Domestic     Interest                   Domestic                     Foreign
                             Qualifying      From       Foreign     Non-Qualifying    Total         Taxes      Long-Term
                              Ordinary     Federal       Source        Ordinary      Ordinary      Paid or      Capital
Record Date    Payable Date    Income    Obligations     Income         Income        Income       Withheld     Gains++
Class A Shares:
  12/14/1999    12/20/1999    $.063032      $.052355    $.364922      $.619626       $1.099935     $.007485     $.489340
  07/05/2000    07/11/2000    $.025221      $.007807    $.114274      $.104667       $ .251969     $.002745        --
Class B Shares:
  12/14/1999    12/20/1999    $.058534      $.048619    $.338879      $.575405       $1.021437     $.007485     $.489340
  07/05/2000    07/11/2000    $.017694      $.005477    $.080168      $.073428       $ .176767     $.002745        --
Class C Shares:
  12/14/1999    12/20/1999    $.058620      $.048691    $.339378      $.576253       $1.022942     $.007485     $.489340
  07/05/2000    07/11/2000    $.017960      $.005559    $.081373      $.074532       $ .179424     $.002745        --
Class D Shares:
  12/14/1999    12/20/1999    $.061962      $.051467    $.358727      $.609107       $1.081263     $.007485     $.489340
  07/05/2000    07/11/2000    $.023472      $.007265    $.106345      $.097405       $ .234487     $.002745        --

++All of the long-term capital gains distributions paid by the Fund are subject to the 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included as taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.


Merrill Lynch Global Allocation Fund, Inc., October 31, 2000


PORTFOLIO INFORMATION (unaudited)


Worldwide
Investments
As of 10/31/00


Breakdown of Stocks &
Fixed-Income Securities by         Percent of
Country                            Net Assets

United States*                       46.1%
Japan                                12.3
United Kingdom                        5.7
Germany                               5.5
Malaysia                              3.0
Australia                             2.2
Hong Kong                             2.0
Brazil                                1.9
Netherlands                           1.7
South Korea                           1.6
France                                1.5
Canada                                1.5
Bermuda                               1.1
Argentina                             1.1
Italy                                 0.7
South Africa                          0.5
Portugal                              0.5
Cayman Islands                        0.5
Spain                                 0.4
Indonesia                             0.4
Singapore                             0.4
Sweden                                0.3
Switzerland                           0.3
Finland                               0.3
Chile                                 0.2
Russia                                0.2
Israel                                0.2
Austria                               0.2
Mexico                                0.1
Ireland                               0.1
New Zealand                           0.1
Denmark                               0.1
Norway**                              0.0
Philippines**                         0.0


*Includes investments in short-term securities.
**Holdings are less than 0.1%.


Ten Largest Holdings              Percent of
(Equity Investments)               Net Assets

Golden State Bancorp Inc.             1.2%
The Sumitomo Marine & Fire
  Insurance Co., Ltd.                 1.0
Broken Hill Proprietary Company
  Limited                             0.8
Security Capital Group Incorporated
  (Class B)                           0.8
ACE Limited                           0.8
Security Capital U.S. Realty (USD)    0.7
The Yasuda Fire & Marine Insurance
  Co. Ltd.                            0.6
ALLTEL Corporation                    0.6
Daiwa Securities Group Inc.           0.6
Catellus Development Corporation      0.6


Ten Largest Industries            Percent of
(Equity Investments)              Net Assets

Insurance                             7.6%
Banking                               5.1
Telecommunications                    4.7
Energy & Petroleum                    3.5
Real Estate Investment Trusts         3.0
Real Estate                           2.4
Financial Services                    1.9
Utilities--Electric                   1.9
Metals--Steel                         1.9
Electronics                           1.7



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Bryan N. Ison, Senior Vice President and Portfolio Manager
Dennis W. Stattman, Vice President and Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Phillip Gillespie, Secretary

Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863